UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23078

                                   Virtus ETF Trust II
(Exact name of registrant as specified in charter)

1540 Broadway, 16th Floor

                                  New York, NY 10036
(Address of principal executive offices) (Zip code)

Virtus ETF Trust II

c/o Corporation Service Company
2711 Centerville Road, Suite 400

                                Wilmington, DE 19808
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 593-4383

Date of fiscal year end: July 31

Date of reporting period: July 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Virtus ETF Trust II

VIRTUS DUFF & PHELPS CLEAN ENERGY ETF

VIRTUS NEWFLEET ABS/MBS ETF

VIRTUS NEWFLEET HIGH YIELD BOND ETF

VIRTUS SEIX SENIOR LOAN ETF

VIRTUS TERRANOVA U.S. QUALITY MOMENTUM ETF

ANNUAL REPORT
July 31, 2022

Shareholder Letter (unaudited)

September 2022

Dear Shareholder:

On behalf of Virtus ETF Advisers LLC (the “Adviser”), I am pleased to present the shareholder report for the Virtus ETF Trust II (the “Trust”) for the annual fiscal period ended July 31, 2022.

The Adviser is part of Virtus Investment Partners, a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors.

The report provides financial statements and portfolio information for the following funds within the Trust:

•Virtus Duff & Phelps Clean Energy ETF (VCLN) – This fund commenced operations on August 3, 2021 and seeks to generate capital appreciation by investing in clean energy companies.

•Virtus Newfleet ABS/MBS ETF (VABS)

•Virtus Newfleet High Yield Bond ETF (BLHY)

•Virtus Seix Senior Loan ETF (SEIX)

•Virtus Terranova U.S. Quality Momentum ETF (JOET)

On behalf of the Adviser and our fund Sub-Advisers, thank you for your investment. If you have questions, please contact your financial adviser, or call 1-888-383-0553. For more information about the funds and the other ETFs we offer, we invite you to visit our website, www.virtusetfs.com.

Sincerely,

William Smalley
President

Virtus ETF Trust II

This material must be accompanied or preceded by the prospectus.

Management’s Discussion of Fund Performance (unaudited)

July 31, 2022

Virtus Duff & Phelps Clean Energy ETF (VCLN)

How did the markets perform during the period from the Fund’s inception on August 3, 2021, through July 31, 2022?

For most of the fiscal year, the global clean energy market, as measured by the performance of the S&P Global Clean Energy Index, experienced volatility due to several macroeconomic factors. Chief among these were global supply chain disruptions, rising interest rates to combat inflationary headwinds, the war in Ukraine, and uncertainty about U.S. clean energy policy. Importantly, these factors not only impacted the global clean energy market, they also affected the broader U.S. equity market, as measured by the S&P 500® Index, which was down 5.26% from the Fund’s inception date through July 31, 2022.

Encouragingly, however, a significant positive announcement for the clean energy sector was made in the final days of July 2022, when U.S. Senator Joe Manchin indicated his support for a federal climate bill, which would later become the Inflation Reduction Act. This was a notable shift, especially after several prior months of failed negotiations had left most policymakers, investors, and companies with little to no confidence that a comprehensive federal clean energy policy could be achieved. As evidence of the importance of this announcement, the S&P Global Clean Energy Index rose 9.7% in the final two days of July.

What factors affected the Fund’s performance during its fiscal year?

From its inception on August 3, 2021, through July 31, 2022, the Fund’s total return based on net asset value (NAV) was -3.76%. The Fund’s total return based on market price was -3.48%. For the same period, the S&P Global Clean Energy Index (net) returned -2.14%.

Sector allocation had a neutral impact on Fund performance, while stock selection had a slightly negative impact. The Fund’s top contributors to relative performance from a sector perspective were the information technology and energy sectors. Within the information technology sector, overweight positions in Enphase Energy and SolarEdge Technologies were top contributors. Within the energy sector, an underweight position in Aemetis was a top contributor.

The Fund’s largest detractors from relative performance from a sector perspective were the industrials and utilities sectors. Within the industrials sector, the Fund’s overweight positions in TPI Composites and ITM Power were the primary detractors. Within the utilities sector, an underweight position in Consolidated Edison was the primary detractor.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 7/31/2022

	Cumulative Total Return*
	Fund Net Asset Value	Fund Market Price	S&P Global Clean Energy Index (net)(1)
Since Inception(2)	-3.76%	-3.48%	-2.14%

*Total return calculated for a period of less than 1 year is not annualized

(1)The S&P Global Clean Energy Index (net) is designed to measure the performance of companies in global clean energy-related businesses from both developed and emerging markets, with a target constituent count of 100, calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(2)Commencement of operations on August 3, 2021.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2022

Clean Energy Industry: Developments in the clean energy segment could adversely affect the price and valuations of portfolio holdings. These developments include swift price and supply fluctuations caused by events relating to international politics, the success of project development and tax and other governmental regulatory policies. There could also be weak demand for clean energy company products or services, the obsolescence of existing technology or short product cycles, and falling prices and profits due to the supply of, and demand for, oil and gas along with competition from new market entrants.

Limited Number of Investments: Because the portfolio has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a portfolio with a greater number of securities.

Non-Diversified: The portfolio is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the portfolio invests more of its assets in the securities of fewer issuers than would a diversified portfolio.

Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the portfolio to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.

Market Volatility: The value of the securities in the portfolio may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or longterm. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio’s manager(s) to invest the portfolio’s assets as intended.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Virtus Duff & Phelps Clean Energy ETF (continued)

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2022

Virtus Newfleet ABS/MBS ETF (VABS)

How did the markets perform during the fiscal year ended July 31, 2022?

Performance over the 12-month period was defined by the large move higher in interest rates and the Federal Reserve’s (the Fed’s) changing policy actions from quantitative easing (QE) to quantitative tightening (QT). The yield on the US Treasury 2 year note rose from 0.21% to 2.89% during the period. The Fed’s target interest rate went from 0.25% to 2.5% over the course of four rate hikes. The Fed also began its balance sheet reduction plan. There was nowhere to hide in the fixed income markets, as the Bloomberg U.S. Aggregate Bond Index returned -9.12% while the securitized component of the Index returned -6.76%.

The economy, as measured by gross domestic product (GDP) over the fiscal year, continued its post-pandemic recovery, generating third-quarter 2021 and fourth-quarter 2021 GDP gains of 2.1% and 6.9%, respectively, in the first half of the fiscal year. The economy slowed in response to the Fed’s rate hikes in the second half of the fiscal year, experiencing negative first-quarter 2022 and second-quarter 2022 GDP results of -1.6% and -0.9%, respectively.

Unemployment levels remained at record lows, which buoyed consumer performance. Consumer prices rose steadily while the market saw record prices for autos, housing, and rents. In turn, credit performance within the securitized markets remained strong as asset price inflation buttressed securitized deal structures. Despite the increases in asset valuations, securitized bond prices could not keep pace with rapidly higher interest rates and fears of recession and stagflation.

What factors affected the Fund’s performance during its fiscal year?

The securitized market experienced excellent credit performance, but interest rate duration was the real driver of returns for the Fund and entire bond market. The Fund’s net asset value return through July 31, 2022, was -4.12%, versus a total return of -4.05% for the ICE BofA 1-3 Year A-BBB US Corporate Index, the Fund’s benchmark.

Positive contributors to the Fund’s returns included cash, select holdings in “whole business deal” securities, including one issued by Taco Bell, and a short duration higher coupon aircraft-backed security leased to Emirates Airline.

Primary detractors from the Fund’s relative performance included longer duration holdings, including a student loan-backed security issued by Navient, as well as more interest rate-sensitive residential mortgage-backed securities issued by Angel Oak Mortgage Trust and Verus Securitization Trust.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 7/31/2022

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	ICE BofA 1-3 Year A-BBB US Corporate Index(1)
1 Year	-4.12%	-4.16%	-4.05%
Since Inception(2)	-2.27%	-2.24%	-2.52%

(1)The ICE BofA 1-3 Year A-BBB US Corporate Index measures performance of U.S. corporate bond issues rated A through BBB, inclusive (based on an average of Moody’s, S&P and Fitch), with a remaining term to final maturity less than 3 years. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(2)Commencement of operations on February 9, 2021.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

MBS and ABS Risks: MBS and ABS may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2022

or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. MBS and ABS issued by participants in housing and commercial real estate finance, as well as asset-backed markets generally, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn.

Fixed Income Securities Risks: Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, liquidity risk, maturity risk and prepayment risk. These risks could affect the value of investments in which the Fund invests, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Credit Risk: The value of fixed income securities is dependent on the creditworthiness of their issuers. A deterioration in the financial condition or credit rating of an issuer, changes in the market’s perception of the issuer’s financial strength, or a deterioration in general economic conditions may have an adverse effect on the value of the investment and may cause an issuer to fail to pay principal and interest when due.

Interest Rate Risk: The value of the Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows. Adjustable rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Virtus Newfleet ABS/MBS ETF (continued)

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2022

Newfleet High Yield Bond ETF (BLHY)

How did the markets perform during the Fund’s fiscal year ended July 31, 2022?

The high yield market had two distinct periods of performance during the fiscal year. In the latter part of 2021, the high yield market generated positive total returns with mostly stable spreads. However, early 2022 saw negative performance, as both rising Treasury yields and widening credit spreads hurt returns. The high inflation data that arrived in early 2022, combined with the Russian invasion of Ukraine, were key drivers of this performance. The high inflation data led the market to price in aggressive actions by the Federal Reserve (the Fed) to tighten monetary policy via interest rate hikes, which led to lower economic growth expectations. The conflict in Ukraine led to a spike in energy prices – further pressuring inflation – with a particular impact in Europe.

Investors continued to evaluate the likelihood of a recession driven by the Fed’s actions to stamp out inflation. Rising recession risks led investors to become more cautious about lending to firms that are exposed to the consumer. Housing-related industries also repriced, as rising interest rates typically impact the housing market. In a related theme, consumer demand shifted from physical goods to services during the period, impacting the retail, leisure, lodging, and entertainment industries. Bonds of oil and gas firms generally outperformed as commodity prices rose due to the Russia-Ukraine war, along with lingering COVID-19 effects. From a ratings perspective, CCC-rated securities, which are considered higher risk, underperformed during the year, which was not surprising given the overall widening in credit spreads.

What factors affected the Fund’s performance during its fiscal year?

For the 12 months ended July 31, 2022, the Fund generated a total return of -8.29% (net asset value), versus a total return of -8.03% for the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index, the Fund’s benchmark.

The high yield market experienced poor performance over the 12-month period, as both risk-free rates and credit spreads moved higher due to the Fed tightening financial conditions and the outbreak of war in Europe.

Underperformance versus the Fund’s benchmark was largely due to the Fund’s overweight to CCC-rated securities, which underperformed during the period, and from poor selection within the capital goods and energy industries. These detractors were partially offset by an out-of-index allocation to floating rate loans, which outperformed, and from carrying cash in a market that had negative overall performance.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 7/31/2022

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index(1)
1 Year	-8.29%	-8.49%	-8.03%
5 Year	1.71%	1.71%	3.04%
Since Inception(2)	2.01%	1.95%	4.05%

(1)The Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(2)The Fund commenced operations on December 5, 2016.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2022

Fixed Income Securities: Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, liquidity risk, maturity risk and prepayment risk. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed and asset-backed securities are subject to the general fixed income risks described above. Mortgage-backed and asset-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees.

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

Foreign Securities: Investments in foreign securities involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. These risks are generally greater in emerging markets.

Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Loan Participation and Assignment: The principal risk associated with acquiring loan participation interests and assignments is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests or assignments and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Virtus Newfleet High Yield Bond ETF (continued)

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2022

Virtus Newfleet High Yield Bond ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2022

Virtus Seix Senior Loan ETF (SEIX)

How did the fixed income markets perform during the Fund’s fiscal year ended July 31, 2022?

•     Fixed income markets continued to rebound from COVID-19, with areas that were likely to benefit from the reopening of society outperforming through April of 2022. Fundamental improvement remained strong, which resulted in credit spreads tightening and an active new issue calendar. The Russian invasion of Ukraine in February of 2022 caused a temporary pause, but at first was taken lightly by the markets. Flows into the leveraged loan market initially gained momentum owing to expectations of a moderate rise in interest rates and the belief that inflationary pressures, while persistent, would fade in towards the end of the reporting period.

•     A global Russian oil embargo, acceptance that the Russia–Ukraine conflict would likely continue for a long time, and new awareness about Ukraine’s importance to the global food supply helped accelerate inflationary pressures. Economic indicators jumped to four-decade highs during the second quarter of 2022. In the second quarter of 2022, the market perception of inflation changed from a gradual but persistent factor to a rapidly escalating issue. Subsequently, the U.S. Federal Reserve (the Fed) began an aggressive tightening program to drive inflation down toward its target of 2%, and the market quickly switched modes from managing a slowdown to preparing for a recession.

•     During the 12-month period, bank loans, which are floating rate instruments, outperformed other fixed income alternatives including high yield securities, investment grade corporate credit, and Treasuries due to rising interest rates. Credit rating upgrades continued to outnumber downgrades, although the pace shifted late in the second quarter of 2022. Default rates remained low, but began to increase modestly toward the end of the period, due to tightening lending standards. From a credit quality perspective, higher quality loans outperformed lower quality after a sharp correction in the second quarter. Until that point, lower quality credit had outperformed.

What factors affected the Fund’s performance during its fiscal year?

•     For the 12 months ended July 31, 2022, the Fund generated a total return of -1.93% (net asset value) versus a total return of -0.86% for the Credit Suisse Leveraged Loan Index, the Fund’s benchmark. The Fund’s relative overweight position to high yield, which was not in the benchmark, and to B-rated credit more than offset relative underweighting to the lowest quality segment of the loan market and split BB-rated credit. The Fund’s high yield bond position was negatively impacted by rising rates as well as widening credit spreads. Excluding the high yield exposure, the Fund’s bank loan positions underperformed the benchmark by 0.13%.

•     From a sector allocation perspective, the Fund’s relative overweight positions in consumer durables, aerospace, and consumer non-durables detracted from performance while relative underweights to utility, gaming & leisure, and information technology contributed to performance.

•     Overall security selection detracted from relative performance. Negative selection in metals & mining, chemicals, and retail detracted from performance while positive security selection in information technology, consumer non-durables, and automotive contributed to performance.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 7/31/2022

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Credit Suisse Leveraged Loan Index(1)
1 Year	-1.93%	-1.66%	-0.86%
Since Inception(2)	2.46%	2.50%	2.50%

(1)The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(2)Commencement of operations on April 24, 2019.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2022

reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Fixed Income Securities: Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, liquidity risk, maturity risk and prepayment risk. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

Foreign Securities: Investments in foreign securities involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. These risks are generally greater in emerging markets.

Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Loan Participation and Assignment: The principal risk associated with acquiring loan participation interests and assignments is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests or assignments and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track.The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Virtus Seix Senior Loan ETF (continued)

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2022

Virtus Seix Senior Loan ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2022

Virtus Terranova U.S. Quality Momentum ETF (JOET)

How did the markets perform during the fiscal year ended July 31, 2022?

U.S. equities faced challenging headwinds during the first half of 2022, as investors feared that a recession would be forthcoming due to rising inflation. In addition, the energy shock that resulted from the Russia-Ukraine conflict added stress to the financial system. This prompted the Federal Reserve (the Fed) to raise interest rates more aggressively than previously anticipated. Historically high inflation and more stringent monetary conditions weighed on both the consumer and business confidence. This resulted in concerns that economic growth and potential stagflation would impact stocks. As a result, the market posted two back-to-back quarterly declines for the first time since 2015. The S&P 500® Index entered a bear market, recording its largest decline for the first half of a year since 1970. The U.S. economy contracted by an annualized 1.6% in the first quarter of 2022, a sharp slowdown from the 6.9% growth rate seen in the fourth quarter of 2021.

What factors affected the Fund’s performance during its fiscal year?

For the 12 months ended July 31, 2022, the Fund’s total return based on net asset value (NAV) was -9.27%. For the same period, the Terranova U.S. Quality Momentum Index returned -8.97%.

Positive contributors to Fund performance included positions in the energy sector, semiconductor devices, and steel production. Pioneer Natural Resources, ConocoPhillips, and EOG Resources are involved in the exploration and production of crude oil, natural gas, and NGLs (natural gas liquids). Advanced Micro Devices (AMD) produces semiconductor products and devices. AMD offers products such as microprocessors, embedded microprocessors, chipsets, graphics, video, and multimedia products, and supplies them to third-party foundries. Nucor engages in the manufacturing of steel and steel products. It operates through the following segments: Steel Mills, Steel Products, and Raw Materials. It is also North America’s largest recycler of scrap metal and a leading scrap broker.

Detractors from Fund performance included Shopify, Meta Platforms, Moderna, Etsy, and EPAM Systems. Shopify operates a cloud-based commerce platform designed for small and medium-sized businesses. Its software is used by merchants to run business across all sales channels, including web, tablet, and mobile storefronts. Shopify was impacted by over-expansion during the pandemic which proved not to be sustainable in the second quarter of 2022. Meta Platforms engages in the development of social media applications. It builds technology that helps people connect, find communities, and grow businesses. Meta’s shares weakened as the company gave revenue forecasts that missed estimates amid a slowdown in user growth and increased competition. Etsy operates an online marketplace that offers handmade products such as shoes, clothing, bags, and accessories. Etsy also builds custom websites and offers a payment processing service. Etsy, along with other e-commerce companies like Shopify, declined as investors anticipated weaker earnings, which deepened concerns that the pace of online shopping may have slowed. EPAM Systems engages in the provision of software product development and digital platform engineering services. The company was impacted by the conflict in Ukraine as it had large production capacity in Ukraine, Belarus, and Russia. The Fund no longer held shares in Shopify, Meta Platforms, Moderna, Etsy, and EPAM Systems at the fiscal year-end on July 31, 2022.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 7/31/2022

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Terranova U.S. Quality Momentum Index(1)
1 Year	-9.27%	-9.25%	-8.97%
Since Inception(2)	5.96%	5.98%	6.39%

(1)The Terranova U.S. Quality Momentum Index is an equally weighted index designed to provide diversified exposure to quality momentum large-cap equities listed in the United States. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(2)Commencement of operations on November 17, 2020.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2022

current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the Nasdaq Stock Market(“Nasdaq”), ordinarily 4:00 p.m. Eastern time, on each day during which the Nasdaq is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Momentum Factor Investing: Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. There may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the portfolio may suffer.

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the underlying Index may result in the portfolio holding securities regardless of market conditions or their current or projected performance. This could cause the portfolio’s returns to be lower than if the portfolio employed an active strategy.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track.The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Virtus Terranova U.S. Quality Momentum ETF (continued)

Shareholder Expense Examples (unaudited)

We believe it is important for you to understand the impact of costs on your investment. All funds have operating expenses. As a shareholder of the Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet High Yield Bond ETF, Virtus Seix Senior Loan ETF and Virtus Terranova U.S. Quality Momentum ETF (each, a “Fund”) you may incur two types of costs: (1) transaction costs, which include brokerage commissions that you pay when purchasing or selling shares of the Fund; and (2) ongoing costs, which include advisory fees and other fund expenses, if any. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (February 1, 2022 to July 31, 2022).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/01/22	Ending Account Value 7/31/22	Annualized Expense Ratios(2)	Expenses Paid During the Period(3)
Virtus Duff & Phelps Clean Energy ETF
Actual	$1,000.00	$1,156.80	0.59%	$3.16
Hypothetical(1)	$1,000.00	$1,021.87	0.59%	$2.96
Virtus Newfleet ABS/MBS ETF
Actual	$1,000.00	$967.60	0.39%	$1.90
Hypothetical(1)	$1,000.00	$1,022.86	0.39%	$1.96
Virtus Newfleet High Yield Bond ETF
Actual	$1,000.00	$923.90	0.49%	$2.34
Hypothetical(1)	$1,000.00	$1,022.36	0.49%	$2.46
Virtus Seix Senior Loan ETF
Actual	$1,000.00	$960.10	0.57%	$2.77
Hypothetical(1)	$1,000.00	$1,021.97	0.57%	$2.86
Virtus Terranova U.S. Quality Momentum ETF
Actual	$1,000.00	$919.40	0.29%	$1.38
Hypothetical(1)	$1,000.00	$1,023.36	0.29%	$1.45

(1)Assuming 5% return before expenses.

(2)Annualized expense ratios reflect expenses net of waived fees or reimbursed expenses, if applicable.

(3)Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the six-month period).

Schedule of Investments — Virtus Duff & Phelps Clean Energy ETF

July 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value
COMMON STOCKS - 96.2%

Consumer Staples - 1.6%
Darling Ingredients, Inc.*	831	$57,572

Energy - 1.4%
Enviva, Inc.	767	53,406

Industrials - 26.1%†
Array Technologies, Inc.*	1,425	24,011
Bloom Energy Corp. Class A*	2,450	49,564
Chart Industries, Inc.*	440	85,840
Fluence Energy, Inc.*	2,805	38,541
ITM Power PLC (United Kingdom)*	6,639	17,221
Plug Power, Inc.*	9,800	209,132
Prysmian SpA (Italy)	1,868	59,089
Shoals Technologies Group, Inc. Class A*	1,140	26,938
Siemens Gamesa Renewable Energy SA (Spain)*	2,985	54,701
Sunrun, Inc.*	3,657	119,547
Vestas Wind Systems A/S (Denmark)	7,926	206,257
Xinjiang Goldwind Science & Technology Co., Ltd. Class H (China)	9,000	16,051
Xylem, Inc.	545	50,156
Total Industrials		957,048

Information Technology - 31.1%†
Canadian Solar, Inc. (Canada)*	566	20,880
Enphase Energy, Inc.*	1,495	424,849
First Solar, Inc.*	1,565	155,201
JinkoSolar Holding Co., Ltd. (China)*(1)	850	56,372
SolarEdge Technologies, Inc.*	981	353,288
Xinyi Solar Holdings Ltd. (China)	76,000	129,153
Total Information Technology		1,139,743

Materials - 0.8%
MP Materials Corp.*	838	28,132

Utilities - 35.2%†
AES Corp. (The)	2,530	56,217
China Longyuan Power Group Corp. Ltd. Class H (China)	13,000	20,800
Clearway Energy, Inc. Class C	2,685	100,795
Constellation Energy Corp.	931	61,539
Dominion Energy, Inc.	1,085	88,948
EDP - Energias de Portugal SA (Portugal)	23,852	120,402
EDP Renovaveis SA (Spain)	2,425	62,705
Encavis AG (Germany)	2,671	58,201
Enel SpA (Italy)	7,393	37,092
Iberdrola SA (Spain)*	182	1,940
Iberdrola SA - INT (Spain)	5,048	53,812
NextEra Energy, Inc.	1,070	90,404
Orsted AS (Denmark)(2)	1,870	217,100
Public Service Enterprise Group, Inc.	1,005	65,999
RWE AG (Germany)	1,278	52,482
SSE PLC (United Kingdom)	2,470	53,181
Sunnova Energy International, Inc.*	1,309	34,060
Verbund AG (Austria)	370	40,652

Security Description	Shares	Value
COMMON STOCKS (continued)

Utilities (continued)
Xcel Energy, Inc.	1,035	$75,741
Total Utilities		1,292,070

TOTAL INVESTMENTS - 96.2%
(Cost $3,490,747)		3,527,971
Other Assets in Excess of Liabilities - 3.8%		141,229
Net Assets - 100.0%		$3,669,200

*Non-income producing security.

†Amounts represent investments in particular sectors. No industry within these sectors represented more than 25% of the Fund’s total assets at the time of investment.

(1)American Depositary Receipts.

(2)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At July 31, 2022, the aggregate value of these securities was $217,100, or 5.9% of net assets.

Portfolio Composition
July 31, 2022
Asset Allocation as of 07/31/2022 (based on net assets)

Utilities	35.2%†
Information Technology	31.1%†
Industrials	26.1%†
Consumer Staples	1.6%
Energy	1.4%
Materials	0.8%
Other Assets in Excess of Liabilities	3.8%
Total	100.0%

†Amounts represent investments in particular sectors. No industry within these sectors represented more than 25% of the Fund’s total assets at the time of investment.

Schedule of Investments — Virtus Duff & Phelps Clean Energy ETF (continued)

July 31, 2022

The accompanying notes are an integral part of these financial statements.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2022.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$3,526,031	$1,940	$—	$3,527,971
Total	$3,526,031	$1,940	$—	$3,527,971

Schedule of Investments — Virtus Newfleet ABS/MBS ETF

July 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
MORTGAGE BACKED SECURITIES - 43.7%

Commercial Mortgage Backed Securities - 8.5%
Barclays, Class B, Series 2013-C6, 3.88%, 04/10/46(1)(2)(3)	$240,000	$234,079
BPR Trust, Class A, Series 2021-KEN, 3.25%, (1-Month USD LIBOR + 1.25%), 02/15/29(1)(2)	375,000	369,660
BPR Trust, Class A, Series 2022-OANA, 3.86%, (SOFR + 1.90%), 04/15/37(1)(2)	185,000	181,451
CHC Commercial Mortgage Trust, Class A, Series 2019-CHC, 3.12%, (1-Month USD LIBOR + 1.12%), 06/15/34(1)(2)	228,276	223,227
COMM Mortgage Trust, Class D, Series 2012-CR2, 4.92%, 08/15/45(1)(2)(3)	30,000	29,589
Stack Infrastructure Issuer LLC, Class A2, Series 2019-1A, 4.54%, 02/25/44(1)	65,677	65,353
Total Commercial Mortgage Backed Securities		1,103,359

Residential Mortgage Backed Securities - 35.2%
American Homes 4 Rent Trust, Class A, Series 2015-SFR1, 3.47%, 04/17/52(1)	99,530	98,200
Angel Oak Mortgage Trust, Class A1, Series 2021-2, 0.99%, 04/25/66(1)(2)(3)	24,632	22,355
Angel Oak Mortgage Trust, Class A2, Series 2021-3, 1.31%, 05/25/66(1)(2)(3)	75,964	67,426
BRAVO Residential Funding Trust, Class A1, Series 2021-A, 1.99%, 10/25/59(1)(4)	243,192	233,184
CAFL Issuer LLC, Class A1, Series 2021-RTL1, 2.24%, 03/28/29(1)(4)	150,000	138,968
Cascade MH Asset Trust, Class A1, Series 2021-MH1, 1.75%, 02/25/46(1)	102,969	93,547
COLT Mortgage Loan Trust, Class A1, Series 2021-2R, 0.80%, 07/27/54(1)	41,896	38,981
CoreVest American Finance Trust, Class A, Series 2020-3, 1.36%, 08/15/53(1)	173,505	158,492
CSMC Trust, Class A1, Series 2021-AFC1, 0.83%, 03/25/56(1)(2)(3)	64,470	55,484
CSMC Trust, Class A1, Series 2021-RPL3, 2.00%, 01/25/60(1)(2)(3)	276,554	261,484
Ellington Financial Mortgage Trust, Class A1, Series 2020-2, 1.18%, 10/25/65(1)(2)(3)	62,686	59,594
Ellington Financial Mortgage Trust, Class A2, Series 2021-1, 1.00%, 02/25/66(1)(2)(3)	60,796	54,842
Ellington Financial Mortgage Trust, Class A1, Series 2021-2, 0.93%, 06/25/66(1)(2)(3)	79,302	70,684
Ellington Financial Mortgage Trust, Class A1, Series 2022-1, 2.21%, 01/25/67(1)(2)(3)	92,814	84,020
FirstKey Homes Trust, Class D, Series 2021-SFR1, 2.19%, 08/17/38(1)	130,000	116,307
LHOME Mortgage Trust, Class A1, Series 2021-RTL2, 2.09%, 06/25/26(1)(4)	100,000	95,341
MetLife Securitization Trust, Class A1A, Series 2019-1A, 3.75%, 04/25/58(1)(2)(3)	102,568	101,452
New Residential Mortgage Loan Trust, Class B1, Series 2018-4A, 3.31%, (1-Month USD LIBOR + 1.05%), 01/25/48(1)(2)	552,400	532,016
New Residential Mortgage Loan Trust, Class A3, Series 2017-2A, 4.00%, 03/25/57(1)(2)(3)	34,585	34,158

Security Description	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
New Residential Mortgage Loan Trust, Class A1B, Series 2019-1A, 3.50%, 10/25/59(1)(2)(3)	$111,276	$108,609
Progress Residential, Class C, Series 2021-SFR1, 1.56%, 04/17/38(1)	100,000	89,489
Progress Residential Trust, Class A, Series 2022-SFR3, 3.20%, 04/17/39(1)	100,000	95,634
PRPM LLC, Class A1, Series 2021-2, 2.12%, 03/25/26(1)(2)(3)	108,314	103,678
PRPM LLC, Class A1, Series 2021-3, 1.87%, 04/25/26(1)(4)	89,834	85,213
PRPM LLC, Class A1, Series 2021-RPL1, 1.32%, 07/25/51(1)(4)	120,714	112,383
Residential Mortgage Loan Trust, Class A1, Series 2020-1, 2.38%, 01/26/60(1)(2)(3)	24,020	23,257
Roc Mortgage Trust, Class A1, Series 2021-RTL1, 2.49%, 08/25/26(1)(2)(3)	100,000	91,884
SG Residential Mortgage Trust, Class A1, Series 2019-3, 2.70%, 09/25/59(1)(2)(3)	4,620	4,521
SG Residential Mortgage Trust, Class A1, Series 2021-1, 1.16%, 07/25/61(1)(2)(3)	53,046	46,482
SG Residential Mortgage Trust, Class A3, Series 2021-1, 1.56%, 07/25/61(1)(2)(3)	35,364	30,928
Star Trust, Class A1, Series 2021-1, 1.22%, 05/25/65(1)(2)(3)	59,237	55,731
Starwood Mortgage Residential Trust, Class A1, Series 2020-1, 2.28%, 02/25/50(1)(2)(3)	84,713	84,389
Towd Point HE Trust, Class M1, Series 2021-HE1, 1.50%, 02/25/63(1)(2)(3)	41,112	39,342
Towd Point Mortgage Trust, Class A1, Series 2018-4, 3.00%, 06/25/58(1)(2)(3)	56,368	54,134
Tricon American Homes Trust, Class B, Series 2020-SFR2, 1.83%, 11/17/39(1)	130,000	116,571
VCAT LLC, Class A1, Series 2021-NPL4, 1.87%, 08/25/51(1)(4)	244,188	230,269
VCAT LLC, Class A1, Series 2021-NPL6, 1.92%, 09/25/51(1)(4)	125,349	118,300
Verus Securitization Trust, Class A1, Series 2021-R2, 0.92%, 02/25/64(1)(2)(3)	63,160	58,761
Verus Securitization Trust, Class A1, Series 2020-4, 1.50%, 05/25/65(1)(4)	166,976	159,368
Verus Securitization Trust, Class A1, Series 2021-2, 1.03%, 02/25/66(1)(2)(3)	70,711	63,378
Verus Securitization Trust, Class A1, Series 2021-3, 1.05%, 06/25/66(1)(2)(3)	279,299	250,860
Visio Trust, Class A2, Series 2019-2, 2.92%, 11/25/54(1)(2)(3)	36,623	35,356
Visio Trust, Class A1, Series 2020-1R, 1.31%, 11/25/55(1)	76,727	74,219
VOLT XCIV LLC, Class A1, Series 2021-NPL3, 2.24%, 02/27/51(1)(4)	69,663	66,714
VOLT XCV LLC, Class A1, Series 2021-NPL4, 2.24%, 03/27/51(1)(4)	51,639	49,329
Total Residential Mortgage Backed Securities		4,565,334
Total Mortgage Backed Securities
(Cost $5,975,203)		5,668,693

Schedule of Investments — Virtus Newfleet ABS/MBS ETF (continued)

July 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
ASSET BACKED SECURITIES - 52.5%

ACC Auto Trust, Class C, Series 2021-A, 3.79%, 04/15/27(1)	$460,000	$437,938
ACC Trust, Class C, Series 2021-1, 2.08%, 12/20/24(1)	150,000	146,256
ACC Trust, Class C, Series 2022-1, 3.24%, 10/20/25(1)	190,000	180,727
ACM Auto Trust, Class B, Series 2022-1A, 4.47%, 04/20/29(1)	100,000	99,511
Affirm Asset Securitization Trust, Class A, Series 2021-A, 0.88%, 08/15/25(1)	100,000	98,988
American Credit Acceptance Receivables Trust, Class E, Series 2022-1, 3.64%, 03/13/28(1)	160,000	147,918
Aqua Finance Trust, Class C, Series 2019-A, 4.01%, 07/16/40(1)	120,000	115,609
Avis Budget Rental Car Funding AESOP LLC, Class A, Series 2019-3A, 2.36%, 03/20/26(1)	37,000	35,500
Avis Budget Rental Car Funding AESOP LLC, Class D, Series 2021-2A, 3.04%, 09/22/25(1)	65,000	60,634
Business Jet Securities LLC, Class A, Series 2021-1A, 2.16%, 04/15/36(1)	94,125	85,866
BXG Receivables Note Trust, Class A, Series 2022-A, 4.12%, 09/28/37(1)	107,312	106,387
Cajun Global LLC, Class A2, Series 2021-1, 3.93%, 11/20/51(1)	218,350	197,288
Carvana Auto Receivables Trust, Class D, Series 2021-N3, 1.58%, 06/12/28	310,000	289,529
CFMT Issuer Trust, Class A, Series 2021-GRN1, 1.10%, 03/20/41(1)	60,405	57,583
CLI Funding VI LLC, Class A, Series 2020-1A, 2.08%, 09/18/45(1)	100,938	91,857
CPS Auto Receivables Trust, Class E, Series 2019-D, 3.86%, 10/15/25(1)	65,000	63,733
Dext ABS LLC, Class A, Series 2020-1, 1.46%, 02/16/27(1)	198,938	196,016
FAT Brands Royalty LLC, Class A2, Series 2021-1A, 4.75%, 04/25/51(1)	70,000	67,780
Foursight Capital Automobile Receivables Trust, Class C, Series 2021-2, 1.57%, 07/15/27(1)	40,000	37,283
GLS Auto Receivables Issuer Trust, Class C, Series 2019-4A, 3.06%, 08/15/25(1)	305,000	301,826
GLS Auto Receivables Issuer Trust, Class D, Series 2019-4A, 4.09%, 08/17/26(1)	120,000	117,183
HIN Timeshare Trust, Class C, Series 2020-A, 3.42%, 10/09/39(1)	119,632	112,744
Hotwire Funding LLC, Class C, Series 2021-1, 4.46%, 11/20/51(1)	325,000	278,861
Mariner Finance Issuance Trust, Class A, Series 2019-AA, 2.96%, 07/20/32(1)	99,054	98,074
Mercury Financial Credit Card Master Trust, Class A, Series 2021-1A, 1.54%, 03/20/26(1)	150,000	142,407
Mission Lane Credit Card Master Trust, Class A, Series 2021-A, 1.59%, 09/15/26(1)	300,000	289,780
NBC Funding LLC, Class A2, Series 2021-1, 2.99%, 07/30/51(1)	297,750	261,143
Oasis Securitization Funding LLC, Class A, Series 2021-1A, 2.58%, 02/15/33(1)	36,284	35,839

Security Description	Principal	Value
ASSET BACKED SECURITIES (continued)

Octane Receivables Trust, Class B, Series 2021-1A, 1.53%, 04/20/27(1)	$50,000	$46,144
Oportun Funding XIV LLC, Class B, Series 2021-A, 1.76%, 03/08/28(1)	300,000	282,420
Oscar US Funding XII LLC, Class A4, Series 2021-1A (Japan), 1.00%, 04/10/28(1)	120,000	111,454
Planet Fitness Master Issuer LLC, Class A2II, Series 2018-1A, 4.67%, 09/05/48(1)	279,125	272,701
Santander Drive Auto Receivables Trust, Class D, Series 2020-2, 2.22%, 09/15/26	55,000	53,682
Skopos Auto Receivables Trust, Class C, Series 2019-1A, 3.63%, 09/16/24(1)	43,964	43,823
Taco Bell Funding LLC, Class A23, Series 2016-1A, 4.97%, 05/25/46(1)	289,750	291,273
Upstart Securitization Trust, Class A, Series 2022-2, 4.37%, 05/20/32(1)	283,652	280,126
Tricolor Auto Securitization Trust, Class D, Series 2022-1A, 5.38%, 01/15/26(1)	465,000	458,176
Upstart Securitization Trust, Class B, Series 2021-3, 1.66%, 07/20/31(1)	225,000	207,816
USASF Receivables LLC, Class B, Series 2020-1A, 3.22%, 05/15/24(1)	78,049	77,722
Veros Auto Receivables Trust, Class B, Series 2021-1, 1.49%, 10/15/26(1)	300,000	285,205
VFI ABS LLC, Class D, Series 2022-1A, 6.68%, 11/26/29(1)	100,000	96,335
Westlake Automobile Receivables Trust, Class D, Series 2019-1A, 3.67%, 03/15/24(1)	13,066	13,067
ZAXBY’S Funding LLC, Class A2, Series 2021-1A, 3.24%, 07/30/51(1)	153,838	134,838
Total Asset Backed Securities
(Cost $7,173,125)		6,809,042

CORPORATE BOND - 2.5%

Industrials - 2.5%
Alaska Airlines 2020-1 Class A Pass-Through Trust, 4.80%, 08/15/27(1)
(Cost $321,350)	326,494	323,203

FOREIGN BOND - 1.0%

Financials - 1.0%
Doric Nimrod Air Alpha 2013-1 Class A Pass-Through Trust, 5.25%, 05/30/25 (Guernsey)(1)
(Cost $130,315)	130,040	128,174

TOTAL INVESTMENTS - 99.7%
(Cost $13,599,993)		12,929,112
Other Assets in Excess of Liabilities - 0.3%		36,433
Net Assets - 100.0%		$12,965,545

(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At July 31, 2022, the aggregate value of these securities was $12,585,901, or 97.1% of net assets.

Schedule of Investments — Virtus Newfleet ABS/MBS ETF (continued)

July 31, 2022

The accompanying notes are an integral part of these financial statements.

(2)Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2022.

(3)Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(4)Represents step coupon bond. Rate shown reflects the rate in effect as of July 31, 2022.

Abbreviations:

LIBOR — London InterBank Offered Rate

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

Portfolio Composition
July 31, 2022
Asset Allocation as of 07/31/2022 (based on net assets)

Mortgage Backed Securities	43.7%
Asset Backed Securities	52.5%
Corporate Bond	2.5%
Foreign Bond	1.0%
Other Assets in Excess of Liabilities	0.3%
Total	100.0%

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2022.
	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Mortgage Backed Securities	$—	$5,668,693	$—	$5,668,693
Asset Backed Securities	—	6,809,042	—	6,809,042
Corporate Bond	—	323,203	—	323,203
Foreign Bond	—	128,174	—	128,174
Total	$—	$12,929,112	$—	$12,929,112

Schedule of Investments — Virtus Newfleet High Yield Bond ETF

July 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
CORPORATE BONDS - 77.2%

Communication Services - 8.9%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 03/01/30(1)	$45,000	$41,013
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 08/15/30(1)	5,000	4,453
Cogent Communications Group, Inc., 7.00%, 06/15/27(1)	45,000	45,223
CommScope, Inc., 4.75%, 09/01/29(1)	5,000	4,360
DISH DBS Corp., 5.88%, 11/15/24	20,000	18,458
DISH DBS Corp., 7.75%, 07/01/26	60,000	49,967
Frontier Communications Holdings LLC, 8.75%, 05/15/30(1)	5,000	5,317
Lumen Technologies, Inc., 5.63%, 04/01/25	35,000	34,687
McGraw-Hill Education, Inc., 5.75%, 08/01/28(1)	40,000	35,970
McGraw-Hill Education, Inc., 8.00%, 08/01/29(1)	40,000	33,694
Millennium Escrow Corp., 6.63%, 08/01/26(1)	35,000	27,547
Rackspace Technology Global, Inc., 5.38%, 12/01/28(1)	50,000	36,867
Twitter, Inc., 3.88%, 12/15/27(1)	55,000	52,411
Total Communication Services		389,967

Consumer Discretionary - 14.0%
At Home Group, Inc., 4.88%, 07/15/28(1)	10,000	7,875
At Home Group, Inc., 7.13%, 07/15/29(1)	40,000	26,734
Caesars Entertainment, Inc., 8.13%, 07/01/27(1)	15,000	15,021
Carriage Services, Inc., 4.25%, 05/15/29(1)	40,000	34,853
Clarios Global LP / Clarios US Finance Co., 8.50%, 05/15/27(1)	25,000	25,262
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/29(1)	45,000	33,707
Ford Motor Co., 3.25%, 02/12/32	75,000	62,737
Jacobs Entertainment, Inc., 6.75%, 02/15/29(1)	40,000	33,273
Legends Hospitality Holding Co. LLC / Legends Hospitality Co.-Issuer, Inc., 5.00%, 02/01/26(1)	40,000	36,227
Metis Merger Sub LLC, 6.50%, 05/15/29(1)	30,000	25,589
Mohegan Gaming & Entertainment, 8.00%, 02/01/26(1)	40,000	35,903
NMG Holding Co., Inc. / Neiman Marcus Group LLC, 7.13%, 04/01/26(1)	50,000	48,984
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.63%, 09/01/29(1)	45,000	36,448
Scientific Games International, Inc., 7.00%, 05/15/28(1)	45,000	45,837
Station Casinos LLC, 4.50%, 02/15/28(1)	30,000	27,258
Tenneco, Inc., 5.13%, 04/15/29(1)	35,000	34,480
Vista Outdoor, Inc., 4.50%, 03/15/29(1)	45,000	34,325
Weekley Homes LLC / Weekley Finance Corp., 4.88%, 09/15/28(1)	60,000	49,449
Total Consumer Discretionary		613,962

Consumer Staples - 3.3%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.63%, 01/15/27(1)	35,000	33,128

Security Description	Principal	Value
CORPORATE BONDS (continued)

Consumer Staples (continued)
H-Food Holdings LLC / Hearthside Finance Co., Inc., 8.50%, 06/01/26(1)	$30,000	$19,954
HLF Financing Sarl LLC / Herbalife International, Inc., 4.88%, 06/01/29(1)	55,000	40,761
Turning Point Brands, Inc., 5.63%, 02/15/26(1)	55,000	48,851
Total Consumer Staples		142,694

Energy - 16.3%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 01/15/28(1)	40,000	39,336
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.25%, 12/31/28(1)	40,000	39,089
Callon Petroleum Co., 7.50%, 06/15/30(1)	35,000	33,609
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.13%, 01/15/27(1)	35,000	30,232
Chesapeake Energy Corp., 5.50%, 02/01/26(1)	45,000	45,167
Chesapeake Energy Corp., 5.88%, 02/01/29(1)	10,000	10,061
CITGO Petroleum Corp., 7.00%, 06/15/25(1)	65,000	64,105
CrownRock LP / CrownRock Finance, Inc., 5.63%, 10/15/25(1)	35,000	34,992
DT Midstream, Inc., 4.13%, 06/15/29(1)	35,000	32,478
Earthstone Energy Holdings LLC, 8.00%, 04/15/27(1)	55,000	52,702
Energy Transfer LP, Series H, 6.50%, (US 5 Year CMT T- Note + 5.69%), 11/15/70, perpetual(2)(3)	55,000	50,050
EQM Midstream Partners LP, 6.00%, 07/01/25(1)	12,000	11,925
EQM Midstream Partners LP, 7.50%, 06/01/30(1)	25,000	25,765
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 02/01/29(1)	35,000	31,991
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(1)	40,000	38,171
Nabors Industries Ltd., 7.25%, 01/15/26(1)	30,000	27,315
Nabors Industries, Inc., 9.00%, 02/01/25(1)	10,000	10,038
Occidental Petroleum Corp., 6.13%, 01/01/31	55,000	59,018
Transocean, Inc., 11.50%, 01/30/27(1)	13,000	12,354
USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 04/01/26	30,000	28,170
Venture Global Calcasieu Pass LLC, 3.88%, 08/15/29(1)	5,000	4,626
Venture Global Calcasieu Pass LLC, 4.13%, 08/15/31(1)	35,000	32,342
Total Energy		713,536

Financials - 5.5%
Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	50,000	48,050
Ally Financial, Inc., Series B, 4.70%, (US 5 Year CMT T- Note + 3.87%), 08/15/70, perpetual(2)(3)	34,000	28,758
BroadStreet Partners, Inc., 5.88%, 04/15/29(1)	50,000	42,834
Cobra AcquisitionCo. LLC, 6.38%, 11/01/29(1)	40,000	30,018
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 05/15/26	10,000	9,956

Schedule of Investments — Virtus Newfleet High Yield Bond ETF (continued)

July 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
CORPORATE BONDS (continued)

Financials (continued)
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 02/01/27(1)	$70,000	$62,518
Navient Corp., 4.88%, 03/15/28	20,000	17,202
Total Financials		239,336

Health Care - 8.4%
Akumin, Inc., 7.00%, 11/01/25(1)	60,000	49,765
Bausch Health Cos., Inc., 6.13%, 02/01/27 (United States)(1)	5,000	4,273
Bausch Health Cos., Inc., 5.75%, 08/15/27 (United States)(1)	20,000	16,680
CHS/Community Health Systems, Inc., 6.88%, 04/15/29(1)	15,000	8,366
CHS/Community Health Systems, Inc., 6.13%, 04/01/30(1)	20,000	10,746
CHS/Community Health Systems, Inc., 5.25%, 05/15/30(1)	40,000	33,707
CHS/Community Health Systems, Inc., 4.75%, 02/15/31(1)	20,000	16,153
DaVita, Inc., 3.75%, 02/15/31(1)	45,000	34,306
DENTSPLY SIRONA, Inc., 3.25%, 06/01/30	40,000	34,218
Lannett Co., Inc., 7.75%, 04/15/26(1)	15,000	5,475
Medline Borrower LP, 5.25%, 10/01/29(1)	45,000	40,721
Surgery Center Holdings, Inc., 6.75%, 07/01/25(1)	40,000	38,017
Team Health Holdings, Inc., 6.38%, 02/01/25(1)	35,000	23,949
Tenet Healthcare Corp., 6.25%, 02/01/27(1)	30,000	30,400
Tenet Healthcare Corp., 6.13%, 06/15/30(1)	20,000	20,231
Total Health Care		367,007

Industrials - 9.0%
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.63%, 07/15/26(1)	45,000	43,655
American Airlines, Inc., 11.75%, 07/15/25(1)	30,000	33,342
BlueLinx Holdings, Inc., 6.00%, 11/15/29(1)	20,000	16,230
Cleaver-Brooks, Inc., 7.88%, 03/01/23(1)	40,000	40,081
Deluxe Corp., 8.00%, 06/01/29(1)	20,000	17,506
Fortress Transportation and Infrastructure Investors LLC, 6.50%, 10/01/25(1)	35,000	34,887
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 08/01/27(1)	10,000	10,124
Global Infrastructure Solutions, Inc., 7.50%, 04/15/32(1)	60,000	46,422
Oscar AcquisitionCo LLC / Oscar Finance, Inc., 9.50%, 04/15/30(1)	35,000	28,628
OT Merger Corp., 7.88%, 10/15/29(1)	20,000	14,047
Science Applications International Corp., 4.88%, 04/01/28(1)	50,000	47,637
SRS Distribution, Inc., 6.13%, 07/01/29(1)	25,000	22,523
TransDigm, Inc., 5.50%, 11/15/27	40,000	37,824
Total Industrials		392,906

Information Technology - 2.6%
Consensus Cloud Solutions, Inc., 6.00%, 10/15/26(1)	10,000	9,215
Consensus Cloud Solutions, Inc., 6.50%, 10/15/28(1)	30,000	26,722

Security Description	Principal	Value
CORPORATE BONDS (continued)

Information Technology (continued)
Entegris Escrow Corp., 4.75%, 04/15/29(1)	$45,000	$43,425
Entegris Escrow Corp., 5.95%, 06/15/30(1)	20,000	19,876
Viasat, Inc., 5.63%, 09/15/25(1)	15,000	13,243
Total Information Technology		112,481

Materials - 4.9%
Avient Corp., 7.13%, 08/01/30(1)	5,000	5,160
Celanese US Holdings LLC, 6.17%, 07/15/27	20,000	20,323
Celanese US Holdings LLC, 6.38%, 07/15/32	8,000	8,223
Mauser Packaging Solutions Holding Co., 7.25%, 04/15/25(1)	60,000	55,186
New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/28(1)	50,000	41,985
Trident TPI Holdings, Inc., 9.25%, 08/01/24(1)	45,000	41,515
WR Grace Holdings LLC, 5.63%, 08/15/29(1)	50,000	42,325
Total Materials		214,717

Real Estate - 3.6%
GLP Capital LP / GLP Financing II, Inc., 3.25%, 01/15/32	53,000	45,038
Iron Mountain, Inc., 4.50%, 02/15/31(1)	40,000	35,188
iStar, Inc., 4.25%, 08/01/25	40,000	38,195
Service Properties Trust, 4.38%, 02/15/30	50,000	36,718
Total Real Estate		155,139

Utilities - 0.7%
Ferrellgas LP / Ferrellgas Finance Corp., 5.38%, 04/01/26(1)	20,000	18,625
Ferrellgas LP / Ferrellgas Finance Corp., 5.88%, 04/01/29(1)	15,000	13,183
Total Utilities		31,808
Total Corporate Bonds
(Cost $3,692,921)		3,373,553

FOREIGN BONDS - 8.4%

Communication Services - 0.2%
Telesat Canada / Telesat LLC, 6.50%, 10/15/27 (Canada)(1)	20,000	8,349

Consumer Discretionary - 0.9%
Raptor Acquisition Corp. / Raptor Co.-Issuer LLC, 4.88%, 11/01/26 (Canada)(1)	45,000	41,117

Energy - 2.9%
Coronado Finance Pty Ltd., 10.75%, 05/15/26 (Australia)(1)	56,000	58,398
Northriver Midstream Finance LP, 5.63%, 02/15/26 (Canada)(1)	25,000	24,735
Teine Energy Ltd., 6.88%, 04/15/29 (Canada)(1)	45,000	41,943
Total Energy		125,076

Health Care - 0.7%
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26 (Israel)	35,000	31,726

Schedule of Investments — Virtus Newfleet High Yield Bond ETF (continued)

July 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
FOREIGN BONDS (continued)

Industrials - 0.7%
Titan Acquisition Ltd. / Titan Co.-Borrower LLC, 7.75%, 04/15/26 (Canada)(1)	$35,000	$31,415

Materials - 3.0%
Eldorado Gold Corp., 6.25%, 09/01/29 (Turkey)(1)	55,000	44,541
FMG Resources August 2006 Pty Ltd., 5.88%, 04/15/30 (Australia)(1)	40,000	38,215
Taseko Mines Ltd., 7.00%, 02/15/26 (Canada)(1)	60,000	48,052
Total Materials		130,808
Total Foreign Bonds
(Cost $410,109)		368,491

U.S. TREASURY NOTE - 3.9%
U.S. Treasury Bill 0.00%, 10/13/22(4) (Cost $169,206)	170,000	169,208

TERM LOANS - 2.3%

Gaming/Leisure - 0.7%
ECL Entertainment LLC, 9.75%, (3-Month USD LIBOR + 7.50%), 05/01/28(2)	9,900	9,888
Playa Resorts Holding B.V., 5.12%, (1-Month USD LIBOR + 2.75%), 04/29/24(2)	23,267	22,442
Total Gaming/Leisure		32,330

Information Technology - 0.3%
Boxer Parent Co., Inc., 7.87%, (1-Month USD LIBOR + 5.50%), 03/23/26(2)	15,000	14,088

Manufacturing - 0.6%
Arcline FM Holdings LLC, 11.13%, (3-Month USD LIBOR + 8.25%), 06/15/29(2)	25,000	23,875

Metals/Minerals - 0.7%
Peabody Energy Corp., 5.05%, (1-Month USD LIBOR + 2.75%), 03/31/25(2)	34,891	32,488
Total Term Loans
(Cost $105,682)		102,781

MONEY MARKET FUND - 7.2%
JP Morgan U.S. Government Money Market Institutional Shares, 1.73%(5) (Cost $313,680)	313,680	313,680

TOTAL INVESTMENTS - 99.0%
(Cost $4,691,598)		4,327,713
Other Assets in Excess of Liabilities - 1.0%		43,406
Net Assets - 100.0%		$4,371,119

(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At July 31, 2022, the aggregate value of these securities was $3,130,776, or 71.6% of net assets.

(2)Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2022.

(3)Perpetual security with no stated maturity date.

(4)Represents a zero coupon bond.  Rate shown reflects the effective yield.

(5)The rate shown reflects the seven-day yield as of July 31, 2022.

Abbreviations:

CMT — Constant Maturity Treasury Index

LIBOR — London InterBank Offered Rate

USD — United States Dollar

Portfolio Composition
July 31, 2022
Asset Allocation as of 07/31/2022 (based on net assets)

Corporate Bonds	77.2%
Foreign Bonds	8.4%
U.S. Treasury Note	3.9%
Term Loans	2.3%
Money Market Fund	7.2%
Other Assets in Excess of Liabilities	1.0%
Total	100.0%

Schedule of Investments — Virtus Newfleet High Yield Bond ETF (continued)

July 31, 2022

The accompanying notes are an integral part of these financial statements.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2022.
	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Corporate Bonds	$—	$3,373,553	$—	$3,373,553
Foreign Bonds	—	368,491	—	368,491
U.S. Treasury Note	—	169,208	—	169,208
Term Loans	—	102,781	—	102,781
Money Market Fund	313,680	—	—	313,680
Total	$313,680	$4,014,033	$—	$4,327,713

Schedule of Investments — Virtus Seix Senior Loan ETF

July 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
TERM LOANS - 87.5%

Basic Materials - 8.4%
Avient Corp., 0.00%, (SOFR + 0.00%), 07/27/29(1)	$250,000	$245,000
Domtar Corp., 7.37%, (1-Month USD LIBOR + 5.50%), 10/01/28(2)	696,500	664,579
Geon Performance Solutions LLC, 0.00%, (1-Month USD LIBOR + 0.00%), 08/09/28(1)	750,000	730,624
INEOS US Finance LLC, 4.59%, (2-Month USD LIBOR + 2.00%), 03/31/24(2)	298,957	292,127
Luxembourg Investment Co 428 Sarl, 7.05%, (3-Month USD LIBOR + 5.00%), 01/03/29(2)	900,000	843,750
Manchester Acquisition Sub LLC, 7.30%, (3-Month USD LIBOR + 5.75%), 11/16/26(2)	995,997	906,358
Mativ, Inc., 6.13%, (1-Month USD LIBOR + 3.75%), 02/09/28(2)(3)	743,244	706,082
Sylvamo Corp., 6.17%, (1-Month USD LIBOR + 4.50%), 08/18/28(2)	528,374	505,258
Trinseo Materials Operating SCA, 0.00%, (SOFR + 0.00%), 09/06/24(1)	500,000	473,015
Vibrantz Technologies, Inc., 6.98%, (3-Month USD LIBOR + 4.25%), 02/02/29(2)	1,000,000	868,750
Total Basic Materials		6,235,543

Communications - 14.0%
Banijay Group US Holding, Inc., 5.54%, (1-Month USD LIBOR + 3.75%), 03/03/25(2)	498,731	486,420
Banijay Group US Holding, Inc., 0.00%, (1-Month USD LIBOR + 0.00%), 03/03/25(1)	249,365	243,210
Digital Media Solutions LLC, 0.00%, (1-Month USD LIBOR + 0.00%), 05/25/26(1)	20,000	17,650
Digital Media Solutions LLC, 7.25%, (3-Month USD LIBOR + 5.00%), 05/25/26(2)	396,000	349,470
Directv Financing LLC, 7.37%, (1-Month USD LIBOR + 5.00%), 08/02/27(2)	1,467,092	1,390,451
GoTo Group, Inc., 6.91%, (1-Month USD LIBOR + 4.75%), 08/31/27(2)	890,465	685,440
Intelsat Jackson Holdings SA, 4.92%, (1-Month USD LIBOR + 4.25%), 01/26/29(2)	856,133	811,572
LendingTree LLC, 6.13%, (1-Month USD LIBOR + 3.75%), 09/15/28(2)	400,000	366,666
MJH Healthcare Holdings LLC, 5.70%, (1-Month USD LIBOR + 3.60%), 12/17/28(2)	598,500	571,567
NortonLifeLock, Inc., 0.00%, (SOFR + 0.00%), 01/28/29(1)	1,000,000	975,940
Ping Identity Corp., 0.00%, (SOFR + 0.00%), 11/17/28(1)	500,000	480,000
Summer BC Holdco B SARL, 6.75%, (3-Month USD LIBOR + 4.50%), 12/04/26(2)	496,250	464,924
Telenet Financing USD LLC, 4.00%, (1-Month USD LIBOR + 2.00%), 04/30/28(2)	500,000	480,757
Trader Interactive LLC, 6.12%, (1-Month USD LIBOR + 3.75%), 07/21/28(2)	1,500,000	1,451,250
Univision Communications, Inc., 4.92%, (1-Month USD LIBOR + 3.25%), 03/15/26(2)	624,400	610,873
Zacapa SARL, 6.30%, (3-Month USD LIBOR + 4.25%), 02/10/29(2)	498,750	475,840

Security Description	Principal	Value
TERM LOANS (continued)

Communications (continued)
Zacapa SARL, 0.00%, (SOFR + 0.00%), 02/10/29(1)	$500,000	$477,033
Total Communications		10,339,063

Consumer, Cyclical - 14.1%
AAdvantage Loyalty IP Ltd., 7.46%, (3-Month USD LIBOR + 4.75%), 04/20/28(2)	1,400,000	1,382,500
Academy Ltd., 5.46%, (1-Month USD LIBOR + 3.75%), 11/05/27(2)	797,980	772,045
AP Core Holdings II LLC, 7.17%, (1-Month USD LIBOR + 5.50%), 09/01/27(2)	750,000	710,160
Autokiniton US Holdings, Inc., 6.30%, (1-Month USD LIBOR + 4.50%), 03/26/28(2)	792,000	770,881
Bombardier Recreational Products, Inc., 0.00%, (1-Month USD LIBOR + 0.00%), 05/24/27(1)	486,931	460,281
Bombardier Recreational Products, Inc., 4.37%, (1-Month USD LIBOR + 2.00%), 05/24/27(2)	331,347	313,213
LBM Acquisition LLC, 5.42%, (1-Month USD LIBOR + 3.75%), 12/17/27(2)	498,739	430,253
Mileage Plus Holdings LLC, 7.31%, (3-Month USD LIBOR + 5.25%), 06/21/27(2)	1,200,000	1,212,000
Penn National Gaming, Inc., 5.18%, (1-Month USD LIBOR + 2.85%), 04/21/29(2)	750,000	735,469
Scientific Games Holdings LP, 5.62%, (1-Month USD LIBOR + 3.50%), 02/04/29(2)	500,000	479,180
Scientific Games International, Inc., 5.04%, (1-Month USD LIBOR + 3.00%), 04/07/29(2)	600,000	587,751
Tenneco, Inc., 5.37%, (1-Month USD LIBOR + 3.00%), 10/01/25(2)	846,261	835,260
Tory Burch LLC, 5.37%, (1-Month USD LIBOR + 3.00%), 04/16/28(2)	797,985	734,386
William Morris Endeavor Entertainment LLC, 5.13%, (1-Month USD LIBOR + 2.75%), 05/19/25(2)	997,289	959,685
Total Consumer, Cyclical		10,383,064

Consumer, Non-cyclical - 15.6%
AHP Health Partners, Inc., 5.17%, (1-Month USD LIBOR + 3.50%), 08/24/28(2)	992,500	939,773
Amentum Government Services Holdings LLC, 5.60%, (3-Month USD LIBOR + 4.00%), 02/10/29(2)	235,216	228,968
Amentum Government Services Holdings LLC, 4.78%, (3-Month USD LIBOR + 4.00%), 02/10/29(2)	264,784	257,750
American Public Education, Inc., 7.17%, (1-Month USD LIBOR + 5.50%), 10/28/27(2)	192,500	183,838
Employbridge LLC, 7.00%, (3-Month USD LIBOR + 4.75%), 07/19/28(2)	496,250	451,463
ICON Luxembourg Sarl, 4.56%, (3-Month USD LIBOR + 2.25%), 07/03/28(2)	1,150,240	1,132,164
Indivior Finance Sarl, 2.32%, (3-Month USD LIBOR + 0.26%), 06/30/26(2)	495,000	493,763
MPH Acquisition Holdings LLC, 5.82%, (3-Month USD LIBOR + 4.25%), 08/17/28(2)	744,375	692,008

Schedule of Investments — Virtus Seix Senior Loan ETF (continued)

July 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
TERM LOANS (continued)

Consumer, Non-cyclical (continued)
National Mentor Holdings, Inc., 6.13%, (1-Month USD LIBOR + 3.75%), 02/18/28(2)	$325,207	$277,995
National Mentor Holdings, Inc., 6.01%, (1-Month USD LIBOR + 3.75%), 02/18/28(2)	403,662	345,060
National Mentor Holdings, Inc., 6.01%, (3-Month USD LIBOR + 3.75%), 03/02/28(2)	6,568	5,614
Packaging Coordinators Midco, Inc., 6.00%, (3-Month USD LIBOR + 3.75%), 11/30/27(2)	496,231	479,042
Perrigo Investments LLC, 4.20%, (1-Month USD LIBOR + 2.60%), 04/05/29(2)	500,000	493,750
PRA Health Sciences, Inc., 4.56%, (3-Month USD LIBOR + 2.25%), 07/03/28(2)	286,583	282,079
Primary Products Finance LLC, 6.23%, (3-Month USD LIBOR + 4.15%), 10/25/28(2)	500,000	489,455
Quirch Foods Holdings LLC, 6.82%, (3-Month USD LIBOR + 4.76%), 10/27/27(2)	398,987	383,527
Select Medical Corp., 4.88%, (1-Month USD LIBOR + 2.50%), 03/06/25(2)	500,000	490,000
Signal Parent, Inc., 5.87%, (1-Month USD LIBOR + 3.50%), 04/03/28(2)	297,000	226,621
Team Health Holdings, Inc., 4.42%, (1-Month USD LIBOR + 2.75%), 02/06/24(2)	498,760	448,939
Team Health Holdings, Inc., 7.58%, (1-Month USD LIBOR + 5.25%), 03/02/27(2)	620,643	512,545
Trans Union LLC, 4.62%, (1-Month USD LIBOR + 2.25%), 11/16/28(2)	498,561	487,695
TTF Holdings LLC, 5.69%, (1-Month USD LIBOR + 4.25%), 03/31/28(2)	369,998	358,898
VC GB Holdings I Corp., 9.63%, (3-Month USD LIBOR + 6.75%), 07/23/29(2)	500,000	447,083
Vizient Inc., 4.45%, (SOFR + 2.35%), 04/28/29(2)	858,012	859,192
Whole Earth Brands, Inc., 6.95%, (1-Month USD LIBOR + 4.50%), 02/05/28(2)	593,242	557,648
Total Consumer, Non-cyclical		11,524,870

Diversified - 1.0%
Belfor Holdings, Inc., 6.58%, (1-Month USD LIBOR + 4.25%), 04/06/26(2)	750,000	742,500

Energy - 3.6%
CONSOL Energy, Inc., 6.17%, (1-Month USD LIBOR + 4.50%), 09/27/24(2)	258,193	255,656
Keane Group Holdings LLC, 6.63%, (1-Month USD LIBOR + 4.25%), 05/25/25(2)	997,403	947,532
Lucid Energy Group II Borrower LLC, 0.00%, (1-Month USD LIBOR + 0.00%), 11/24/28(1)	500,000	500,080
WaterBridge Midstream Operating LLC, 9.13%, (3-Month USD LIBOR + 5.75%), 06/22/26(2)	497,953	481,381
Woodford Express LLC, 7.25%, (3-Month USD LIBOR + 5.00%), 01/27/25(2)	498,447	491,384
Total Energy		2,676,033

Financials - 4.1%
Altisource Sarl, 6.25%, (3-Month USD LIBOR + 4.00%), 03/29/24(2)	500,000	421,875

Security Description	Principal	Value
TERM LOANS (continued)

Financials (continued)
HighTower Holding LLC, 6.73%, (3-Month USD LIBOR + 4.00%), 04/16/28(2)	$496,250	$470,624
OneDigital Borrower LLC, 6.98%, (3-Month USD LIBOR + 4.25%), 11/16/27(2)	796,748	763,882
Paysafe Holdings US Corp., 5.12%, (1-Month USD LIBOR + 2.75%), 06/28/28(2)	396,000	364,122
Superannuation & Investments US LLC, 6.12%, (1-Month USD LIBOR + 3.75%), 10/31/28(2)	995,000	980,080
Total Financials		3,000,583

Industrials - 13.9%
Ali Group North America Corp., 0.00%, (1-Month USD LIBOR + 0.00%), 10/13/28(1)	600,000	589,251
ASP LS Acquisition Corp., 7.38%, (3-Month USD LIBOR + 4.50%), 04/30/28(2)	199,497	169,772
ASP LS Acquisition Corp., 10.38%, (3-Month USD LIBOR + 7.50%), 04/30/29(2)(3)	800,000	680,000
ASP Navigate Acquisition Corp., 5.90%, (3-Month USD LIBOR + 4.50%), 10/06/27(2)	997,468	940,114
Clark Equipment Co., 4.65%, (3-Month USD LIBOR + 2.60%), 04/01/29(2)	299,250	290,709
CPG International LLC, 4.09%, (3-Month USD LIBOR + 2.60%), 04/20/29(2)	300,000	288,000
Daseke Cos., Inc., 6.17%, (1-Month USD LIBOR + 4.00%), 03/09/28(2)	444,375	431,044
First Student Bidco, Inc., 5.23%, (3-Month USD LIBOR + 3.00%), 07/21/28(2)	1,105,946	1,032,334
Foley Products Co. LLC, 6.95%, (3-Month USD LIBOR + 4.75%), 12/29/28(2)	399,000	379,549
Griffon Corp., 5.11%, (1-Month USD LIBOR + 2.85%), 01/19/29(2)	977,325	954,421
Grinding Media, Inc., 4.80%, (3-Month USD LIBOR + 4.00%), 09/22/28(2)	744,375	697,852
II-VI, Inc., 4.46%, (1-Month USD LIBOR + 2.75%), 12/08/28(2)	500,000	487,915
Kloeckner Pentaplast of America, Inc., 5.55%, (3-Month USD LIBOR + 4.75%), 02/04/26(2)	498,737	444,500
Oscar Acquisitionco LLC, 6.11%, (3-Month USD LIBOR + 4.60%), 04/14/29(2)	750,000	686,134
Smyrna Ready Mix Concrete LLC, 6.68%, (1-Month USD LIBOR + 4.25%), 03/24/29(2)	500,000	482,500
TransDigm, Inc., 4.62%, (1-Month USD LIBOR + 2.25%), 05/30/25(2)	997,442	971,778
TricorBraun Holdings, Inc., 4.92%, (1-Month USD LIBOR + 3.25%), 01/29/28(2)	797,985	758,441
Total Industrials		10,284,314

Technology - 12.8%
Aristocrat Technologies, Inc., 0.00%, (SOFR + 0.00%), 05/04/29(1)	600,000	593,700
Aristocrat Technologies, Inc., 4.40%, (3-Month USD LIBOR + 2.35%), 05/04/29(2)	900,000	890,550
AthenaHealth Group, Inc., 5.65%, (1-Month USD LIBOR + 3.50%), 01/26/29(2)	607,101	580,413
AthenaHealth Group, Inc., 0.00%, (SOFR + 0.00%), 02/15/29(1)	102,899	98,375

Schedule of Investments — Virtus Seix Senior Loan ETF (continued)

July 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
TERM LOANS (continued)

Technology (continued)
Dun & Bradstreet Corp. (The), 4.75%, (1-Month USD LIBOR + 3.25%), 01/05/29(2)	$847,875	$823,367
Electronics For Imaging, Inc., 7.37%, (1-Month USD LIBOR + 5.00%), 07/02/26(2)	367,290	329,000
Genesys Cloud Services Holdings II LLC, 6.37%, (1-Month USD LIBOR + 4.00%), 12/01/27(2)	497,475	486,769
Genesys Cloud Services Holdings II LLC, 0.00%, (1-Month USD LIBOR + 0.00%), 12/01/27(1)	498,734	488,001
MA FinanceCo LLC, 5.92%, (3-Month USD LIBOR + 4.25%), 06/05/25(2)	451,308	398,280
Orchid Finco LLC, 7.53%, (3-Month USD LIBOR + 4.95%), 07/27/27(2)	493,750	476,469
Peraton Corp., 6.12%, (1-Month USD LIBOR + 3.75%), 02/01/28(2)	933,760	909,838
Peraton Corp., 9.71%, (1-Month USD LIBOR + 7.75%), 02/01/29(2)	250,000	234,845
TIBCO Software, Inc., 6.13%, (1-Month USD LIBOR + 3.75%), 06/30/26(2)	997,455	992,159
UKG, Inc., 5.54%, (3-Month USD LIBOR + 3.25%), 05/04/26(2)	995,000	967,170
UKG, Inc., 7.54%, (3-Month USD LIBOR + 5.25%), 05/03/27(2)	200,000	192,786
UST Global Inc, 0.00%, (1-Month USD LIBOR + 0.00%), 11/02/28(1)	500,678	479,191
UST Global, Inc., 6.01%, (1-Month USD LIBOR + 3.75%), 11/02/28(2)	497,500	476,150
Total Technology		9,417,063
Total Term Loans
(Cost $67,046,640)		64,603,033

CORPORATE BONDS - 10.6%

Basic Materials - 1.9%
Sylvamo Corp., 7.00%, 09/01/29(4)	600,000	555,162
TMS International Corp., 6.25%, 04/15/29(4)	1,330,000	889,811
Total Basic Materials		1,444,973

Communications - 0.3%
Gray Television, Inc., 4.75%, 10/15/30(4)	300,000	258,616

Consumer, Cyclical - 1.6%
Foot Locker, Inc., 4.00%, 10/01/29(4)	1,000,000	778,915
Patrick Industries, Inc., 4.75%, 05/01/29(4)	500,000	390,387
Total Consumer, Cyclical		1,169,302

Consumer, Non-cyclical - 2.3%
Emergent BioSolutions, Inc., 3.88%, 08/15/28(4)	650,000	495,326
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(4)	250,000	213,194
Tenet Healthcare Corp., 6.13%, 10/01/28(4)	1,000,000	976,165
Total Consumer, Non-cyclical		1,684,685

Energy - 0.7%
Patterson-UTI Energy, Inc., 5.15%, 11/15/29	550,000	494,127

Financials - 0.9%
SBA Communications Corp., 3.13%, 02/01/29	750,000	657,319

Security Description	Principal	Value
CORPORATE BONDS (continued)

Industrials - 0.7%
Graham Packaging Co., Inc., 7.13%, 08/15/28(4)	$600,000	$506,084

Technology - 2.2%
Crowdstrike Holdings, Inc., 3.00%, 02/15/29	750,000	686,190
NCR Corp., 5.13%, 04/15/29(4)	1,000,000	962,270
Total Technology		1,648,460
Total Corporate Bonds
(Cost $9,075,929)		7,863,566

TOTAL INVESTMENTS – 98.1%
(Cost $76,122,569)		72,466,599
Other Assets in Excess of Liabilities - 1.9%		1,385,710
Net Assets - 100.0%		$73,852,309

(1)The loan will settle after July 31, 2022. The interest rate, based on the LIBOR and the agreed upon spread on trade date, will be determined at the time of settlement.

(2)Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2022.

(3)Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

(4)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At July 31, 2022, the aggregate value of these securities was $6,025,930, or 8.2% of net assets.

Abbreviations:

LIBOR — London InterBank Offered Rate

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

Portfolio Composition
July 31, 2022
Asset Allocation as of 07/31/2022 (based on net assets)

Term Loans	87.5%
Corporate Bonds	10.6%
Other Assets in Excess of Liabilities	1.9%
Total	100.0%

Schedule of Investments — Virtus Seix Senior Loan ETF (continued)

July 31, 2022

The accompanying notes are an integral part of these financial statements.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2022.
	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Term Loans	$—	$63,216,951	$1,386,082	$64,603,033
Corporate Bonds	—	7,863,566	—	7,863,566
Total	$—	$71,080,517	$1,386,082	$72,466,599

Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year. The following summarizes inputs (Level 3) used as of July 31, 2022:

Balance as of July 31, 2021	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(112,000)
Purchases	1,584,000
Sales	(792,000)
Amortization (accretion)	—
Transfers into Level 3	706,082
Transfers out of Level 3	—
Balance as of July 31, 2022	1,386,082
Net change in unrealized appreciation (depreciation) from investments still held as of July 31, 2022:	$—

Schedule of Investments — Virtus Terranova U.S. Quality Momentum ETF

July 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value
COMMON STOCKS - 99.2%

Communication Services - 1.6%
Alphabet, Inc. Class A*	5,850	$680,472
Electronic Arts, Inc.	5,137	674,129
Total Communication Services		1,354,601

Consumer Discretionary - 3.9%
Chipotle Mexican Grill, Inc.*	489	764,904
Dollar General Corp.	2,709	672,997
Tesla, Inc.*	821	731,880
Tractor Supply Co.	3,371	645,479
Ulta Beauty, Inc.*	1,626	632,368
Total Consumer Discretionary		3,447,628

Consumer Staples - 8.7%
Archer-Daniels-Midland Co.	9,037	747,993
Brown-Forman Corp. Class B	9,396	697,371
Church & Dwight Co., Inc.	7,178	631,449
Coca-Cola Co. (The)	10,902	699,581
Costco Wholesale Corp.	1,263	683,662
Hershey Co. (The)	3,098	706,220
Hormel Foods Corp.	14,148	698,062
Monster Beverage Corp.*	6,985	695,846
PepsiCo, Inc.	3,970	694,591
Procter & Gamble Co. (The)	4,752	660,100
Tyson Foods, Inc. Class A	8,136	716,049
Total Consumer Staples		7,630,924

Energy - 9.9%
Chevron Corp.	4,601	753,552
ConocoPhillips	7,522	732,868
Devon Energy Corp.	11,903	748,104
Diamondback Energy, Inc.	5,768	738,419
Enterprise Products Partners LP	26,018	695,461
EOG Resources, Inc.	6,459	718,370
Exxon Mobil Corp.	7,623	738,897
Occidental Petroleum Corp.	10,789	709,377
ONEOK, Inc.	11,454	684,262
Phillips 66	7,850	698,650
Pioneer Natural Resources Co.	3,136	743,075
Valero Energy Corp.	6,423	711,476
Total Energy		8,672,511

Financials - 14.1%
Allstate Corp. (The)	5,772	675,151
American International Group, Inc.	12,956	670,732
Ameriprise Financial, Inc.	2,727	736,072
Arch Capital Group Ltd.*	15,255	677,322
Berkshire Hathaway, Inc. Class B*	2,332	700,999
Blackstone, Inc.	6,834	697,546
Brown & Brown, Inc.	10,727	698,328
Charles Schwab Corp. (The)	10,596	731,654
Chubb Ltd.	3,635	685,706
Cincinnati Financial Corp.	6,042	588,128

Security Description	Shares	Value
COMMON STOCKS (continued)

Financials (continued)
Hartford Financial Services Group, Inc. (The)	10,608	$683,898
Marsh & McLennan Cos., Inc.	4,231	693,715
Nasdaq, Inc.	3,844	695,380
Progressive Corp. (The)	6,011	691,626
Regions Financial Corp.	32,839	695,530
Travelers Cos., Inc. (The)	4,265	676,855
Truist Financial Corp.	13,835	698,252
W R Berkley Corp.	10,390	649,687
Total Financials		12,346,581

Health Care - 19.3%
Abbott Laboratories	6,043	657,720
AbbVie, Inc.	4,527	649,670
AmerisourceBergen Corp.	4,706	686,747
Bristol-Myers Squibb Co.	9,158	675,677
Centene Corp.*	7,391	687,141
Danaher Corp.	2,396	698,362
Edwards Lifesciences Corp.*	6,446	648,081
Elevance Health, Inc.	1,448	690,841
Eli Lilly & Co.	2,046	674,546
Hologic, Inc.*	9,305	664,191
Horizon Therapeutics PLC*	7,968	661,105
Humana, Inc.	1,377	663,714
Incyte Corp.*	8,073	627,111
Johnson & Johnson	3,905	681,501
Laboratory Corp. of America Holdings	2,685	703,980
Merck & Co., Inc.	7,421	662,992
Pfizer, Inc.	13,085	660,923
Quest Diagnostics, Inc.	4,969	678,616
Regeneron Pharmaceuticals, Inc.*	1,129	656,728
STERIS PLC	3,045	687,104
Thermo Fisher Scientific, Inc.	1,163	695,951
UnitedHealth Group, Inc.	1,280	694,195
Vertex Pharmaceuticals, Inc.*	2,363	662,609
Waters Corp.*	1,914	696,753
Zoetis, Inc.	3,704	676,165
Total Health Care		16,842,423

Industrials - 9.0%
CH Robinson Worldwide, Inc.	6,598	730,399
Cintas Corp.	1,672	711,419
Fastenal Co.	13,719	704,608
Ingersoll Rand, Inc.	14,878	740,924
JB Hunt Transport Services, Inc.	3,892	713,287
Lockheed Martin Corp.	1,693	700,580
Northrop Grumman Corp.	1,474	705,899
Old Dominion Freight Line, Inc.	2,371	719,622
United Parcel Service, Inc. Class B	3,577	697,122
Verisk Analytics, Inc.	3,622	689,085
WW Grainger, Inc.	1,413	768,008
Total Industrials		7,880,953

Schedule of Investments — Virtus Terranova U.S. Quality Momentum ETF (continued)

July 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value
COMMON STOCKS (continued)

Information Technology - 23.2%
Accenture PLC Class A	2,323	$711,442
Advanced Micro Devices, Inc.*	7,344	693,788
Amphenol Corp. Class A	9,563	737,594
Analog Devices, Inc.	4,049	696,266
Apple, Inc.	4,306	699,768
Arista Networks, Inc.*	6,314	736,402
Automatic Data Processing, Inc.	3,067	739,515
Broadcom, Inc.	1,292	691,840
Cadence Design Systems, Inc.*	3,964	737,621
CDW Corp.	3,906	709,056
Check Point Software Technologies Ltd. (Israel)*	5,179	645,303
Cognizant Technology Solutions Corp. Class A	9,697	659,008
Datadog, Inc. Class A*	6,608	674,082
Enphase Energy, Inc.*	3,044	865,044
Fortinet, Inc.*	10,814	645,055
Gartner, Inc.*	2,605	691,575
Keysight Technologies, Inc.*	4,361	709,099
KLA Corp.	1,855	711,467
Mastercard, Inc. Class A	1,928	682,107
Microsoft Corp.	2,526	709,149
Monolithic Power Systems, Inc.	1,467	681,744
NVIDIA Corp.	3,706	673,121
ON Semiconductor Corp.*	10,936	730,306
Paychex, Inc.	5,481	703,103
QUALCOMM, Inc.	4,292	622,598
ServiceNow, Inc.*	1,453	648,997
Synopsys, Inc.*	1,975	725,813
TE Connectivity Ltd. (Switzerland)	5,359	716,659
Teledyne Technologies, Inc.*	1,655	647,767
Total Information Technology		20,295,289

Materials - 4.7%
Air Products and Chemicals, Inc.	2,851	707,704
Amcor PLC	52,922	685,340
LyondellBasell Industries NV Class A	7,687	685,065
Mosaic Co. (The)	13,884	731,131
Newmont Corp.	12,842	581,486
Nucor Corp.	5,205	706,839
Total Materials		4,097,565

Real Estate - 4.8%
American Tower Corp.	2,619	709,304
Extra Space Storage, Inc.	3,813	722,640
Prologis, Inc.	5,322	705,484
Public Storage	2,095	683,829
Realty Income Corp.	9,478	701,277
Weyerhaeuser Co.	18,843	684,378
Total Real Estate		4,206,912
Total Common Stocks
(Cost $86,676,339)		86,775,387

Security Description	Shares	Value
TOTAL INVESTMENTS - 99.2%
(Cost $86,676,339)		$86,775,387
Other Assets in Excess of Liabilities - 0.8%		740,750
Net Assets - 100.0%		$87,516,137

*Non-income producing security.

Portfolio Composition
July 31, 2022
Asset Allocation as of 07/31/2022 (based on net assets)

Information Technology	23.2%
Health Care	19.3%
Financials	14.1%
Energy	9.9%
Industrials	9.0%
Consumer Staples	8.7%
Real Estate	4.8%
Materials	4.7%
Consumer Discretionary	3.9%
Communication Services	1.6%
Other Assets in Excess of Liabilities	0.8%
Total	100.0%

Schedule of Investments — Virtus Terranova U.S. Quality Momentum ETF (continued)

July 31, 2022

The accompanying notes are an integral part of these financial statements.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2022.
	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$86,775,387	$—	$—	$86,775,387
Total	$86,775,387	$—	$—	$86,775,387

Statements of Assets and Liabilities

July 31, 2022

The accompanying notes are an integral part of these financial statements.

	Virtus Duff & Phelps Clean Energy ETF	Virtus Newfleet ABS/MBS ETF	Virtus Newfleet High Yield Bond ETF	Virtus Seix Senior Loan ETF	Virtus Terranova U.S. Quality Momentum ETF
Assets:
Investments, at cost	$3,490,747	$13,599,993	$4,691,598	$76,122,569	$86,676,339
Investments, at value	3,527,971	12,929,112	4,327,713	72,466,599	86,775,387
Cash	137,794	9,215	18,474	3,930,252	732,818
Receivables:
Dividends and interest	5,550	33,199	77,202	419,860	82,754
Tax reclaim	864	—	—	—	648
Due from Adviser	190	1,274	16,703	—	—
Investment securities sold	—	—	39,373	9,047,882	28,903,024
Prepaid expenses	—	30	572	114	44
Total Assets	3,672,369	12,972,830	4,480,037	85,864,707	116,494,675

Liabilities:
Payables:
Investment securities purchased	—	1,083	9,983	11,975,615	28,956,366
Insurance fees	—	—	632	—	—
Advisory fees	2,941	6,202	1,647	36,783	22,172
Transfer agent fees	—	—	9,685	—	—
Accounting and administration fees	—	—	5,699	—	—
Custody fees	—	—	10,958	—	—
Professional fees	—	—	29,420	—	—
Due to Adviser	—	—	19,673	—	—
Pricing fees	—	—	17,779	—	—
Report to shareholder fees	—	—	1,871	—	—
Trustee fees	—	—	1,571	—	—
Other accrued expenses	228	—	—	—	—
Total Liabilities	3,169	7,285	108,918	12,012,398	28,978,538
Net Assets	$3,669,200	$12,965,545	$4,371,119	$73,852,309	$87,516,137

Net Assets Consist of:
Paid-in capital	$3,827,978	$13,894,759	$7,768,610	$78,639,929	$105,208,576
Total distributable earnings (accumulated deficit)	(158,778)	(929,214)	(3,397,491)	(4,787,620)	(17,692,439)
Net Assets	$3,669,200	$12,965,545	$4,371,119	$73,852,309	$87,516,137
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	150,004	550,004	204,000	3,150,004	3,200,004
Net asset value per share	$24.46	$23.57	$21.43	$23.45	$27.35

Statements of Operations

For the Year Ended July 31, 2022

The accompanying notes are an integral part of these financial statements.

	Virtus Duff & Phelps Clean Energy ETF[1]	Virtus Newfleet ABS/MBS ETF	Virtus Newfleet High Yield Bond ETF	Virtus Seix Senior Loan ETF	Virtus Terranova U.S. Quality Momentum ETF
Investment Income:
Dividend income (net of foreign withholding taxes)	$39,450	$—	$1,288	$—	$1,248,553
Interest income	71	307,095	347,213	3,046,332	793
Total Investment Income	39,521	307,095	348,501	3,046,332	1,249,346

Expenses:
Advisory fees	21,472	77,170	22,653	337,456	308,513
Custody fees	—	—	901	—	—
Exchange listing fees	—	—	9,124	—	—
Professional fees	—	—	38,336	—	—
Insurance fees	—	—	400	—	—
Accounting and administration fees	—	—	12,513	—	—
Transfer agent fees	—	—	12,476	—	—
Trustee fees	—	—	6,676	—	—
Report to shareholders fees	—	—	5,296	—	—
Pricing fees	—	—	25,962	—	—
Other expenses	—	—	157	—	—
Total Expenses	21,472	77,170	134,494	337,456	308,513
Less expense waivers/reimbursements	(2,277)	(15,749)	(106,032)	—	—
Net Expenses	19,195	61,421	28,462	337,456	308,513
Net Investment Income	20,326	245,674	320,039	2,708,876	940,833

Net Realized Gain (Loss) on:
Investments	(198,472)	(222,463)	(304,997)	(1,137,933)	(17,782,416)
In-kind redemptions	28,067	—	—	—	10,791,708
Foreign currency transactions	(764)	—	—	—	—
Total Net Realized Loss	(171,169)	(222,463)	(304,997)	(1,137,933)	(6,990,708)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	37,224	(689,799)	(515,469)	(3,780,211)	(8,556,912)
Foreign currency translations	(113)	—	—	—	—
Total Change in Net Unrealized Appreciation (Depreciation)	37,111	(689,799)	(515,469)	(3,780,211)	(8,556,912)
Net Realized and Change in Unrealized Loss	(134,058)	(912,262)	(820,466)	(4,918,144)	(15,547,620)
Net Decrease in Net Assets Resulting from Operations	$(113,732)	$(666,588)	$(500,427)	$(2,209,268)	$(14,606,787)
Foreign withholding taxes	$4,016	$—	$—	$—	$971

1From August 3, 2021 (commencement of operations) through July 31, 2022.

Statements of Changes in Net Assets

The accompanying notes are an integral part of these financial statements.

	Virtus Duff & Phelps Clean Energy ETF	Virtus Newfleet ABS/MBS ETF
	For the Period August 3, 2021[1] Through July 31, 2022	For the Year Ended July 31, 2022	For the Period February 9, 2021[1] Through July 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$20,326	$245,674	$49,691
Net realized gain (loss)	(171,169)	(222,463)	39
Net change in unrealized appreciation (depreciation)	37,111	(689,799)	18,918
Net increase (decrease) in net assets resulting from operations	(113,732)	(666,588)	68,648
Distributions to Shareholders	(16,979)	(278,987)	(52,287)

Shareholder Transactions:
Proceeds from shares sold	5,106,368	1,249,750	15,000,538
Cost of shares redeemed	(1,306,457)	(2,355,529)	—
Net increase (decrease) in net assets resulting from shareholder transactions	3,799,911	(1,105,779)	15,000,538
Increase (decrease) in net assets	3,669,200	(2,051,354)	15,016,899

Net Assets:
Beginning of period/year	—	15,016,899	—
End of period/year	$3,669,200	$12,965,545	$15,016,899

Changes in Shares Outstanding:
Shares outstanding, beginning of period/year	—	600,004	—
Shares sold	200,004	50,000	600,004
Shares redeemed	(50,000)	(100,000)	—
Shares outstanding, end of period/year	150,004	550,004	600,004

1Commencement of operations.

Statements of Changes in Net Assets (continued)

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet High Yield Bond ETF		Virtus Seix Senior Loan ETF
	For the Year Ended July 31, 2022	For the Year Ended July 31, 2021	For the Year Ended July 31, 2022	For the Year Ended July 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$320,039	$273,655	$2,708,876	$412,506
Net realized gain (loss)	(304,997)	113,624	(1,137,933)	305,292
Net change in unrealized appreciation (depreciation)	(515,469)	200,993	(3,780,211)	44,247
Net increase (decrease) in net assets resulting from operations	(500,427)	588,272	(2,209,268)	762,045
Distributions to Shareholders	(313,402)	(280,886)	(2,828,081)	(378,835)

Shareholder Transactions:
Proceeds from shares sold	—	—	76,618,685	32,416,547
Cost of shares redeemed	(1,086,927)	(1,183,191)	(36,567,776)	(1,237,882)
Net increase (decrease) in net assets resulting from shareholder transactions	(1,086,927)	(1,183,191)	40,050,909	31,178,665
Increase (decrease) in net assets	(1,900,756)	(875,805)	35,013,560	31,561,875

Net Assets:
Beginning of year	6,271,875	7,147,680	38,838,749	7,276,874
End of year	$4,371,119	$6,271,875	$73,852,309	$38,838,749

Changes in Shares Outstanding:
Shares outstanding, beginning of year	254,000	304,000	1,550,004	300,004
Shares sold	—	—	3,100,000	1,300,000
Shares redeemed	(50,000)	(50,000)	(1,500,000)	(50,000)
Shares outstanding, end of year	204,000	254,000	3,150,004	1,550,004

Statements of Changes in Net Assets (continued)

The accompanying notes are an integral part of these financial statements.

	Virtus Terranova U.S. Quality Momentum ETF
	For the Year Ended July 31, 2022	For the Period November 17, 2020[1] Through July 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$940,833	$345,874
Net realized gain (loss)	(6,990,708)	6,747,564
Net change in unrealized appreciation (depreciation)	(8,556,912)	8,655,960
Net increase (decrease) in net assets resulting from operations	(14,606,787)	15,749,398
Distributions to Shareholders	(587,959)	(74,408)

Shareholder Transactions:
Proceeds from shares sold	119,600,558	138,289,014
Cost of shares redeemed	(101,665,052)	(69,188,627)
Net increase in net assets resulting from shareholder transactions	17,935,506	69,100,387
Increase in net assets	2,740,760	84,775,377

Net Assets:
Beginning of period/year	84,775,377	—
End of period/year	$87,516,137	$84,775,377

Changes in Shares Outstanding:
Shares outstanding, beginning of period/year	2,800,004	—
Shares sold	3,950,000	5,300,004
Shares redeemed	(3,550,000)	(2,500,000)
Shares outstanding, end of period/year	3,200,004	2,800,004

1Commencement of operations.

Financial Highlights

The accompanying notes are an integral part of these financial statements.

Virtus Duff & Phelps Clean Energy ETF
For the Period August 3, 2021[1] Through July 31, 2022
Per Share Data for a Share Outstanding throughout the period presented:
Net asset value, beginning of period	$25.55
Investment operations:
Net investment income[2]	0.14
Net realized and unrealized loss	(1.12)
Total from investment operations	(0.98)

Less Distributions from:
Net investment income	(0.11)
Total distributions	(0.11)
Net Asset Value, End of period	$24.46
Net Asset Value Total Return[3]	(3.76)%
Net assets, end of period (000’s omitted)	$3,669

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.59%[4]
Expenses, prior to expense waivers	0.66%[4]
Net investment income	0.62%[4]
Portfolio turnover rate[5]	39%[6]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4Annualized.

5Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

6Not annualized.

Financial Highlights (continued)

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet ABS/MBS ETF
	For the Year Ended July 31, 2022	For the Period February 9, 2021[1] Through July 31, 2021
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$25.03	$25.00
Investment operations:
Net investment income[2]	0.38	0.17
Net realized and unrealized gain (loss)	(1.41)	0.04
Total from investment operations	(1.03)	0.21

Less Distributions from:
Net investment income	(0.43)	(0.18)
Total distributions	(0.43)	(0.18)
Net Asset Value, End of period	$23.57	$25.03
Net Asset Value Total Return[3]	(4.12)%	0.85%
Net assets, end of period (000’s omitted)	$12,966	$15,017

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.39%	0.39%[4]
Expenses, prior to expense waivers	0.49%	0.49%[4]
Net investment income	1.56%	1.49%[4]
Portfolio turnover rate[5]	47%	24%[6]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4Annualized.

5Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

6Not annualized.

Financial Highlights (continued)

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet High Yield Bond ETF
	For the Year Ended July 31, 2022	For the Year Ended July 31, 2021	For the Year Ended July 31, 2020	For the Year Ended July 31, 2019	For the Year Ended July 31, 2018
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$24.69	$23.51	$23.93	$24.61	$25.28
Investment operations:
Net investment income[1]	1.29	1.04	0.90	1.32	1.22
Net realized and unrealized gain (loss)	(3.27)	1.21	(0.42)	(0.57)	(0.57)
Total from investment operations	(1.98)	2.25	0.48	0.75	0.65

Less Distributions from:
Net investment income	(1.28)	(1.07)	(0.90)	(1.43)	(1.24)
Net realized gains	—	—	—	—	(0.08)
Total distributions	(1.28)	(1.07)	(0.90)	(1.43)	(1.32)
Net Asset Value, End of year	$21.43	$24.69	$23.51	$23.93	$24.61
Net Asset Value Total Return[2]	(8.29)%	9.78%	2.10%	3.14%	2.67%
Net assets, end of year (000’s omitted)	$4,371	$6,272	$7,148	$12,061	$82,556

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.49%	0.62%	0.68%	0.68%	0.68%
Expenses, prior to expense waivers	2.32%	1.88%	2.43%	1.03%	0.80%
Net investment income	5.51%	4.27%	3.85%	5.43%	4.89%
Portfolio turnover rate[3]	67%	121%	124%	82%	96%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued)

The accompanying notes are an integral part of these financial statements.

	Virtus Seix Senior Loan ETF
	For the Year Ended July 31, 2022	For the Year Ended July 31, 2021	For the Year Ended July 31, 2020	For the Period April 24, 2019[1] Through July 31, 2019
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$25.06	$24.26	$25.02	$25.00
Investment operations:
Net investment income[2]	1.12	0.79	1.19	0.29
Net realized and unrealized gain (loss)	(1.57)	0.86	(0.68)	(0.03)
Total from investment operations	(0.45)	1.65	0.51	0.26

Less Distributions from:
Net investment income	(1.03)	(0.85)	(1.15)	(0.24)
Net realized gains	(0.13)	—	(0.12)	—
Total distributions	(1.16)	(0.85)	(1.27)	(0.24)
Net Asset Value, End of period	$23.45	$25.06	$24.26	$25.02
Net Asset Value Total Return[3]	(1.93)%	6.94%	2.11%	1.08%
Net assets, end of period (000’s omitted)	$73,852	$38,839	$7,277	$6,255

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.57%	0.57%	0.57%	0.57%[4]
Net investment income	4.58%	3.20%	4.93%	4.39%[4]
Portfolio turnover rate[5]	592%	851%	546%	544%[6]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4Annualized.

5Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

6Not annualized.

Financial Highlights (continued)

The accompanying notes are an integral part of these financial statements.

	Virtus Terranova U.S. Quality Momentum ETF
	For the Year Ended July 31, 2022	For the Period November 17, 2020[1] Through July 31, 2021
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$30.28	$24.92
Investment operations:
Net investment income[2]	0.26	0.12
Net realized and unrealized gain (loss)	(3.05)	5.26
Total from investment operations	(2.79)	5.38

Less Distributions from:
Net investment income	(0.14)	(0.02)
Total distributions	(0.14)	(0.02)
Net Asset Value, End of period	$27.35	$30.28
Net Asset Value Total Return[3]	(9.27)%	21.58%
Net assets, end of period (000’s omitted)	$87,516	$84,775

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.29%	0.29%[4]
Net investment income	0.88%	0.62%[4]
Portfolio turnover rate[5]	117%	89%[6]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4Annualized.

5Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

6Not annualized.

Notes to Financial Statements

July 31, 2022

1.ORGANIZATION

Virtus ETF Trust II (the “Trust”) was organized as a Delaware statutory trust on July 14, 2015 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

As of July 31, 2022, five funds of the Trust are offered for sale. Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet High Yield Bond ETF, Virtus Seix Senior Loan ETF and Virtus Terranova U.S. Quality Momentum ETF (each a “Fund” and, collectively, the “Funds”), each a separate investment portfolio of the Trust, are presented in this annual report. The offering of each Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Funds	Investment objective(s)
Virtus Duff & Phelps Clean Energy ETF	Seeks capital appreciation.
Virtus Newfleet ABS/MBS ETF	Seeks income.
Virtus Newfleet High Yield Bond ETF	Seeks to provide a high level of current income and, secondarily, capital appreciation.
Virtus Seix Senior Loan ETF	Seeks to provide a high level of current income.
Virtus Terranova U.S. Quality Momentum ETF	Seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Terranova U.S. Quality Momentum Index.

There is no guarantee that a Fund will achieve its objective(s).

Virtus Duff & Phelps Clean Energy ETF and Virtus Seix Senior Loan ETF each are “non-diversified” Funds, as defined under the 1940 Act.

2.SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(a) Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(b) Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(c) Security Valuation

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”), at the NYSE Official Closing Price. Such valuations are typically categorized as Level 1 in the fair value hierarchy. If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may

Notes to Financial Statements (continued)

July 31, 2022

trade at lower prices than institutional round lots. Such valuations are typically categorized as Level 2 in the fair value hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued using procedures adopted by the Board are generally categorized as Level 3 in the hierarchy.

Investments in other open-end investment companies are valued based on their net asset value each business day and are typically categorized as Level 1 in the fair value hierarchy.

(d) Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

•Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at July 31, 2022, is disclosed at the end of each Fund’s Schedule of Investments.

(e) Security Transactions and Investment Income

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification. Dividend income is recognized on the ex-dividend date. Expenses and interest income are recognized on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method.

(f) Expenses

Each Fund pays all of its expenses not assumed by its Sub-Adviser, if any, as defined in Note 3, or the Adviser. General Trust expenses that are allocated among and charged to the assets of the Funds are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund.

(g) Distributions to Shareholders

Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from GAAP in the United States of America.

(h) When-issued Purchases and Forward Commitments (Delayed Delivery)

The Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Funds record when-issued and delayed delivery securities on the trade date. The Funds maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

(i) Loan Agreements

The Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”)

Notes to Financial Statements (continued)

July 31, 2022

that acts as agent for all holders. The lender administers the terms of the loan, as specified in the loan agreement. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased, a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

3.INVESTMENT MANAGEMENT, RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreements (collectively, the “Advisory Agreement”) with Virtus ETF Advisers LLC (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Funds’ securities portfolios. The Adviser has agreed to pay all of the ordinary operating expenses of each of the Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Seix Senior Loan ETF and Virtus Terranova U.S. Quality Momentum ETF, except for the following expenses, each of which is paid by the applicable Fund: the Adviser’s fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund. The Adviser is entitled to receive a fee from each Fund based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate as follows:

Funds	Rate
Virtus Duff & Phelps Clean Energy ETF	0.66%*
Virtus Newfleet ABS/MBS ETF	0.49%**
Virtus Newfleet High Yield Bond ETF	0.39%
Virtus Seix Senior Loan ETF	0.57%
Virtus Terranova U.S. Quality Momentum ETF	0.29%

*The Adviser has contractually agreed to waive a portion of the Fund’s management fee equal to 0.07% of the Fund’s average daily net assets through at least November 28, 2022, which will have the effect of reducing the Fund’s expenses (the “Fee Waiver Agreement”). While the Adviser or the Fund may discontinue the Fee Waiver Agreement after the contractual period, it may only be terminated during its term by either party upon written notice; provided that such termination shall require the approval of the Fund’s Board of Trustees.

**The Adviser has contractually agreed to waive a portion of the Fund’s management fee equal to 0.10% of the Fund’s average daily net assets through at least November 28, 2022, which will have the effect of reducing the Fund’s expenses (the “Fee Waiver Agreement”). While the Adviser or the Fund may discontinue the Fee Waiver Agreement after the contractual period, it may only be terminated during its term by either party upon written notice; provided that such termination shall require the approval of the Fund’s Board of Trustees.

The Advisory Agreement may be terminated by the Trust on behalf of each Fund with the approval of each Fund’s Board or by a vote of the majority of the Funds’ shareholders. The Advisory Agreement may also be terminated by the Adviser by not more than 60 days’ nor less than 30 days’ written notice.

Expense Limitation Agreement

The Adviser has contractually agreed to reduce its fees and reimburse expenses in order to limit Virtus Newfleet High Yield Bond ETF’s total operating expenses (excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation) or acquired fund fees, and expenses, if any, payable pursuant to a Rule 12b-1 Distribution Plan) from exceeding 0.49% of the Fund’s average daily net assets through at least November 28, 2022.

Notes to Financial Statements (continued)

July 31, 2022

The expense limitation agreement with respect to Virtus Newfleet High Yield Bond ETF will be terminated upon termination of the Advisory Agreement between the Adviser and the Fund. In addition, while the Adviser or the Fund may discontinue the expense limitation agreement after the contractual period, it may only be terminated during its term with the approval of the Fund’s Board of Trustees.

Under certain conditions, the Adviser may recapture operating expenses waived or reimbursed under the expense limitation agreement for a period of three years following the date on which such waiver or reimbursement occurred; provided that such recapture may not cause the Fund’s total operating expenses to exceed 0.49% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree). All or a portion of the following expenses reimbursed by the Adviser may be recaptured during the fiscal years indicated:

Fund	2023	2024	2025
Virtus Newfleet High Yield Bond ETF	$161,061	$80,940	$106,032

Sub-Advisory Agreement

Each Sub-Adviser provides investment advice and management services to its respective Fund. Pursuant to an investment sub-advisory agreement among the Trust, the respective Sub-Adviser and the Adviser, the Adviser pays each Fund’s Sub-Adviser a sub-advisory fee calculated as shown below.

Funds	Sub-Advisers	Sub-Advisory Fees
Virtus Duff & Phelps Clean Energy ETF	Duff & Phelps Investment Management Co.(1)	50% of the net advisory fee(2)
Virtus Newfleet ABS/MBS ETF	Virtus Fixed Income Advisers, LLC, operating through its division Newfleet Asset Management(1)	50% of the net advisory fee(2)
Virtus Newfleet High Yield Bond ETF	Virtus Fixed Income Advisers, LLC, operating through its division Newfleet Asset Management(1)	50% of the net advisory fee(3)
Virtus Seix Senior Loan ETF	Virtus Fixed Income Advisers, LLC, operating through its division Seix Investment Advisors(1)	50% of the net advisory fee(2)

(1)An indirect wholly-owned subsidiary of Virtus.

(2)Net advisory fee: The advisory fee paid by the Fund to the Adviser for investment advisory services under the Adviser’s investment advisory agreement with the Fund, after deducting the payment of all of the ordinary operating expenses of the Fund under the Adviser’s unified fee arrangement. In the event that the Adviser waives all or a portion of its fee pursuant to an applicable waiver agreement, then the Sub-Adviser will waive its fee in the same proportion as the Adviser.

(3)Net advisory fee: The advisory fee paid by the Fund to the Adviser for investment advisory services under the Adviser’s investment advisory agreement with the Fund, after accounting for any applicable fee waiver and/or expense limitation agreement, which will not include reimbursement of the Adviser for any expenses or recapture of prior waivers. In the event the Adviser waives its entire fee and also assumes expenses of the Fund pursuant to an applicable expense limitation agreement, the Sub- Adviser will similarly waive its entire fee and will share in the expense assumption by promptly paying to the Adviser (or its designee) 50% of the assumed amount. If during the term of the Sub-Advisory Agreement the Adviser later recaptures some or all of fees waived or expenses reimbursed by the Adviser and the Sub-Adviser together, then the Adviser will pay to the Sub-Adviser 50% of the amount recaptured.

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, VP Distributors, LLC (the “Distributor”) serves as the Funds’ principal underwriter. The Distributor receives compensation from the Adviser for the statutory underwriting services it provides to the Funds. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is an indirect wholly-owned subsidiary of Virtus.

Distribution and Service (12b-1 Plan)

The Board of Trustees has adopted a distribution and service plan under which each of Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Seix Senior Loan ETF and Virtus Terranova U.S. Quality Momentum ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No 12b-1 fees are currently paid by the Funds and there are no current plans to impose these fees.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Funds’ operational administrator. The Administrator supervises the overall administration of the Trust and the Funds including, among other responsibilities, the coordination and day-to-day oversight of the Funds’ operations, the service providers’ communications with the Funds and each other and assistance with Trust, Board and contractual matters related to the Funds and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is an indirect wholly-owned subsidiary of Virtus.

Notes to Financial Statements (continued)

July 31, 2022

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Funds’ accounting services administrator. BNY Mellon also serves as the custodian for the Funds’ assets, and serves as transfer agent and dividend paying agent for the Funds.

Affiliated Shareholders

At July 31, 2022, Virtus Partners, Inc. held shares of Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF and Virtus Seix Senior Loan ETF which may be sold at any time that aggregated to the following:

	Shares	% of shares outstanding
Virtus Duff & Phelps Clean Energy ETF	65,500	43.7%
Virtus Newfleet ABS/MBS ETF	200,000	36.4%
Virtus Seix Senior Loan ETF	764,000	24.3%

4.CREATION AND REDEMPTION TRANSACTIONS

The Funds, except the Virtus Duff & Phelps Clean Energy ETF and Virtus Seix Senior Loan ETF, issue and redeem shares on a continuous basis at Net Asset Value (“NAV”) in groups of 50,000 shares called “Creation Units.” The Virtus Duff & Phelps Clean Energy ETF and Virtus Seix Senior Loan ETF issue and redeem shares on a continuous basis at NAV in groups of 25,000 shares per Creation Unit. The Funds’ Creation Units may be issued and redeemed generally for cash or an in-kind deposit of securities held by the Funds. In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions. Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Authorized participants pay a fixed transaction fee of $500 to the shareholder servicing agent when purchasing and redeeming Creation Units of the Funds. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.

5.FEDERAL INCOME TAX

Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income or excise tax provision is required. Accounting for Uncertainty in Income Taxes as issued by the Financial Accounting Standards Board provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2019, 2020 and 2021), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of July 31, 2022, the Funds did not have a liability for any unrecognized tax benefits or uncertain tax positions that would require recognition in the financial statements. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended July 31, 2022, the Funds had no accrued penalties or interest.

Notes to Financial Statements (continued)

July 31, 2022

At July 31, 2022, the adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Funds	Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Virtus Duff & Phelps Clean Energy ETF	$3,521,161	$465,827	$(459,017)	$6,810
Virtus Newfleet ABS/MBS ETF	13,599,993	21,939	(692,820)	(670,881)
Virtus Newfleet High Yield Bond ETF	4,691,836	38,684	(402,807)	(364,123)
Virtus Seix Senior Loan ETF	76,122,569	107,507	(3,763,477)	(3,655,970)
Virtus Terranova U.S. Quality Momentum ETF	87,524,408	2,624,805	(3,373,826)	(749,021)

At July 31, 2022, the components of accumulated earnings/loss on a tax-basis were as follows:

Funds	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
Virtus Duff & Phelps Clean Energy ETF	$2,583	$(168,058)	$6,697	$(158,778)
Virtus Newfleet ABS/MBS ETF	17,645	(275,978)	(670,881)	(929,214)
Virtus Newfleet High Yield Bond ETF	16,026	(3,049,394)	(364,123)	(3,397,491)
Virtus Seix Senior Loan ETF	—	(1,131,650)	(3,655,970)	(4,787,620)
Virtus Terranova U.S. Quality Momentum ETF	633,079	(17,576,497)	(749,021)	(17,692,439)

Capital losses incurred after October 31 (“Post-October Losses”) and ordinary losses incurred after December 31 (“Late Year Ordinary Losses”) within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. During the fiscal year ended July 31, 2022, the Virtus Seix Senior Loan ETF had Post-October Losses in the amount of $1,131,650.

The tax character of distributions paid during the years ended July 31, 2022 and July 31, 2021 were as follows:

	2022		2021
Funds	Distributions Paid From Ordinary Income*	Distributions Paid From Long-Term Capital Gains	Distributions Paid From Ordinary Income*	Distributions Paid From Long-Term Capital Gains
Virtus Duff & Phelps Clean Energy ETF	$16,979	$—	$—	$—
Virtus Newfleet ABS/MBS ETF	278,987	—	52,287	—
Virtus Newfleet High Yield Bond ETF	313,402	—	280,886	—
Virtus Seix Senior Loan ETF	2,828,081	—	378,835	—
Virtus Terranova U.S. Quality Momentum ETF	587,959	—	74,408	—

*Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes.

At July 31, 2022, for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders:

Funds	Short-Term No Expiration	Long-Term No Expiration	Total
Virtus Duff & Phelps Clean Energy ETF	$168,058	$—	$168,058
Virtus Newfleet ABS/MBS ETF	98,818	177,160	275,978
Virtus Newfleet High Yield Bond ETF	579,262	2,470,132	3,049,394
Virtus Seix Senior Loan ETF	—	—	—
Virtus Terranova U.S. Quality Momentum ETF	17,312,362	264,135	17,576,497

Notes to Financial Statements (continued)

July 31, 2022

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. At July 31, 2022, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Funds	Distributable Earnings (Accumulated Deficit)	Paid-in- Capital
Virtus Duff & Phelps Clean Energy ETF	$(28,067)	$28,067
Virtus Newfleet ABS/MBS ETF	—	—
Virtus Newfleet High Yield Bond ETF	—	—
Virtus Seix Senior Loan ETF	—	—
Virtus Terranova U.S. Quality Momentum ETF	(10,006,754)	10,006,754

6.INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscriptions in-kind and redemptions in-kind for the year ended July 31, 2022 were as follows:

Funds	Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
Virtus Duff & Phelps Clean Energy ETF	$1,301,187	$1,407,482	$5,062,286	$1,296,346
Virtus Newfleet ABS/MBS ETF	7,264,435	8,368,871	—	—
Virtus Newfleet High Yield Bond ETF	3,708,698	5,225,085	—	—
Virtus Seix Senior Loan ETF	378,366,853	340,288,059	—	—
Virtus Terranova U.S. Quality Momentum ETF	123,232,944	122,029,856	119,669,482	102,068,752

7.INVESTMENT RISKS

As with any investment, an investment in a Fund could result in a loss or the performance of a Fund could be inferior to that of other investments. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. Each Fund’s prospectus and statement of additional information contain this and other important information.

8.CREDIT RISK

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of a Fund’s shares and the income it earns.

9.LIBOR

The London Interbank Offered Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt instruments in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a Fund invests may obtain financing at floating rates based on LIBOR, and a Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs have been extended and are expected to continue until mid-2023. Currently, the U.S. and other countries are working to replace LIBOR with alternative reference rates. The transition effort in the U.S. is being led by the Alternative Reference Rate Committee (ARRC), a diverse group of market participants convened by the Federal Reserve. After much deliberation, ARRC selected the Secured Overnight Financing Rate (“SOFR”) as the preferred LIBOR successor for U.S. dollar markets. SOFR is a volume-weighted median of borrowing rates from the Treasury repurchase agreement market. National working groups in other jurisdictions have similarly identified overnight nearly risk-free rates like SOFR as their preferred alternatives to LIBOR. Although the structured transition to the new rates is designed to mitigate the risks of disruption to financial markets, such risks exist. Abandonment of or modifications to LIBOR could lead to significant short and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

Notes to Financial Statements (continued)

July 31, 2022

10. 10% SHAREHOLDERS

As of July 31, 2022, the Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Funds as detailed below:

Funds	% of Shares Outstanding	Number of Account
Virtus Duff & Phelps Clean Energy ETF	92%	4
Virtus Newfleet ABS/MBS ETF	79	3
Virtus Newfleet High Yield Bond ETF	69	3
Virtus Seix Senior Loan ETF	84	4
Virtus Terranova U.S. Quality Momentum ETF	67	3

11.Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

12.CORONAVIRUS (COVID-19) PANDEMIC

The global outbreak of COVID-19 has disrupted economic markets, and the economic impact, duration and spread of the COVID-19 virus is uncertain at this time. The operational and financial performance of the issuers of securities in which the Funds invest may be significantly impacted by COVID-19, which may in turn impact the value of the Funds’ investments.

13.SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Virtus ETF Trust II and Shareholders of Virtus Seix Senior Loan ETF, Virtus Newfleet High Yield Bond ETF, Virtus Terranova U.S. Quality Momentum ETF, Virtus Newfleet ABS/MBS ETF, and Virtus Duff & Phelps Clean Energy ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (five of the funds constituting Virtus ETF Trust II, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Virtus Seix Senior Loan ETF(1)
Virtus Newfleet High Yield Bond ETF(1)
Virtus Terranova U.S. Quality Momentum ETF(2)
Virtus Newfleet ABS/MBS ETF(3)
Virtus Duff & Phelps Clean Energy ETF(4)

(1) Statement of operations for the year ended July 31, 2022 and statement of changes in net assets for the years ended July 31, 2022 and 2021.

(2) Statement of operations for the year ended July 31, 2022, and statement of changes in net assets for the year ended July 31, 2022 and the period November 17, 2020 (commencement of operations) through July 31, 2021.

(3) Statement of operations for the year ended July 31, 2022, and statement of changes in net assets for the year ended July 31, 2022 and the period February 9, 2021 (commencement of operations) through July 31, 2021.

(4) Statement of operations and statement of changes in net assets for the period August 3, 2021 (commencement of operations) through July 31, 2022.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 29, 2022

We have served as the auditor of one or more investment companies in Virtus ETF Solutions since 2017.

Statement Regarding Liquidity Risk Management Program (unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk, which is the risk that a Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

Assessment and management of a Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections under both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

At a meeting of the Board held on June 6, 2022, the Board received a report from the Program Administrator addressing the operation and management of the Program for the period from January 1, 2021 through December 31, 2021 (the “Review Period”). The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Funds. The Program Administrator’s report further noted that, while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to a Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in that Fund may be subject.

Trustees and Officers of the Trust (unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report is set forth below. The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling the Adviser (toll-free) at (888)-383-4184 .

The address for each Trustee and officer is 31 West 52nd Street, 16th Floor, New York, NY 10019. Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Myles J. Edwards Year of Birth: 1961	Trustee	Since Inception	General Counsel and Chief Compliance Officer (since 2021), Sanctuary Securities, Inc. and Sanctuary Advisors, LLC; Chief Compliance Officer (since 2020), 1776 Wealth, Inc.; General Counsel and Chief Compliance Officer (since 2019), Bruderman Brothers, LLC and Bruderman Asset Management, LLC; Chief Compliance Officer (since 2018), Netrex Capital Markets, LLC; Chief Executive Officer (since 2018), Final Compliance; Chief Compliance Officer (since 2018), Knight Vinke; and General Counsel, Chief Compliance Officer and Chief Operating Officer (2014 to 2018), Shufro, Rose & Co., LLC.	15	Trustee (since 2016), ETFis Series Trust I (10 portfolios)
James A. Simpson Year of Birth: 1970	Trustee	Since Inception	President (since 2009), ETP Resources, LLC (a financial services consulting company).	15	Trustee (since 2018), Asset Management Fund (5 portfolios); Trustee (since 2013), ETFis Series Trust I (10 portfolios)
Robert S. Tull, Jr. Year of Birth: 1952	Trustee	Since Inception	P resident (since 2017), ProcureAM, LLC.; President (since 2018), Procure Holdings LLC; President (2005 to 2018), Robert Tull & Co.	15	Trustee (since 2013), ETFis Series Trust I (10 portfolios); Trustee (since 2018), Procure ETF Trust II (1 portfolio)

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEE**
George R. Aylward Year of Birth: 1964	Chairman and Trustee	Since Inception	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc, and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	5

Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®; The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006), Virtus Mutual Fund Family (61 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund, Inc.

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Timothy Branigan	Fund Chief Compliance Officer Deputy Fund Chief Compliance Officer Assistant Chief Compliance Officer	Since 2022 February 2022 to June 2022 2020 to 2022	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Kevin J. Carr Year of Birth: 1954	Secretary	Since Inception

Vice President and Senior Counsel (since 2017) and various senior officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries ; and various officer positions (since 2005) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

				N/A	N/A
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception

President (since 2013), Virtus ETF Advisers LLC; Vice President (since 2016) and Managing Director (since 2013), Virtus ETF Solutions LLC; Treasurer and Chief Financial Officer (since 2013), ETFis Series Trust I; and Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II.

				N/A	N/A
Julia Short Year of Birth: 1972	Senior Vice President	Since 2022

Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

				N/A	N/A

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
William J. Smalley Year of Birth: 1983	President and Chief Executive Officer	Since Inception

President (since 2012), Virtus ETF Solutions LLC; Managing Principal (2012 to 2016) and Executive Vice President (2016 to 2019), ETF Distributors LLC; Managing Director (since 2013), Virtus ETF Advisers LLC; President and Chief Executive Officer (since 2013), ETFis Series Trust I; and President and Chief Executive Officer (since 2015), Virtus ETF Trust II.

				N/A	N/A
Richard W. Smirl Year of Birth: 1967	Executive Vice President	Since 2022

Chief Operating Officer (since 2021); Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

				N/A	N/A

*    As of the date of the issuance of this report, the Fund Complex consisted of the Trust, which consisted of five portfolios — Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet High Yield Bond ETF, Virtus Seix Senior Loan ETF, and Virtus Terranova U.S. Quality Momentum ETF — and ETFis Series Trust I, which consisted of 10 portfolios — InfraCap MLP ETF, InfraCap REIT Preferred ETF, Virtus InfraCap U.S.Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF and Virtus WMC International Dividend ETF.

**   Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as Director, President and Chief Executive Officer of Virtus Investment Partners, Inc., the ultimate parent company of the Adviser, and various positions with its affiliates.

Supplemental Information (unaudited)

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.

The Funds’ premium/discount information for the most recently completed calendar year, and the most recently completed calendar quarters since that year is available by visiting www.virtusetfs.com or by calling (888) 383-4184.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (888) 383-0553, by accessing the SEC’s website at www.sec.gov or by accessing the Funds’ website at www.virtusetfs.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available by calling toll-free at (888) 383-0553 or by accessing the SEC’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended July 31, 2022, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by each Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

Funds	QDI	DRD
Virtus Duff & Phelps Clean Energy ETF	100%	82%
Virtus Newfleet ABS/MBS ETF	0%	0%
Virtus Newfleet High Yield Bond ETF	0%	0%
Virtus Seix Senior Loan ETF	0%	0%
Virtus Terranova U.S Momentum ETF	100%	100%

c/o VP Distributors, LLC

One Financial Plaza

Hartford, Connecticut 06103

8572(09/22)

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics. A copy of the Registrant’s code of ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. At this time, the registrant's board of trustees believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $88,889 for 2022 and $73,954 for 2021.

(b)	Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0.00 for 2022 and $0.00 for 2021.

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company that are reasonably related to the performance of the audit of the registrant’s financial statements were $0.00 for 2022 and $0.00 for 2021.

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, and tax planning were $26,300 for 2022 and $23,600 for 2021.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company for tax compliance, tax advice, and tax planning were $570,429 for 2022 and $607,335 for 2021.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.
(d)	All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $1,500 for 2022 and $2,511 for 2021.

The aggregate fees billed in each of the last two fiscal years for products and services rendered by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company other than the services reported in paragraphs (a) through (c) of this Item were 0.00 for 2022 and $96,138 for 2021.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(e)(2)	None of the services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended, July 31, 2021 and July 31, 2022, aggregate non-audit fees of $0 and $0.00 respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the registrant’s fiscal years ended July 31, 2020 and July 31, 2021 by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not applicable.
(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: James A. Simpson, Robert S. Tull, Jr. and Myles J. Edwards.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchas

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

 Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus ETF Trust II

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(Principal Executive Officer)

Date	October 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(Principal Executive Officer)

Date	October 7, 2022

By (Signature and Title)*	/s/ Brinton W. Frith
Brinton W. Frith, Treasurer and Principal Financial Officer/Principal Accounting Officer
(Principal Financial Officer/Principal Accounting Officer)

Date	October 7, 2022

* Print the name and title of each signing officer under his or her signature